UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VOLATO GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VOLATO GROUP, INC.

NOTICE OF MEETING OF STOCKHOLDERS

Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the "Annual Meeting”) of Volato Group, Inc. (“we,” the “Company” or “Volato Group”). The virtual-only meeting will be held on July 21, 2025, at 9:00 a.m., Eastern Time via live webcast, providing stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions.

Time	9:00 a.m. Eastern Time

Date	July 21, 2025

Place
The Annual Meeting will be conducted virtually via live webcast. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/SOAR2025, where you will be able to submit questions and vote online during the meeting.

Purpose
1. To elect Christopher Burger to serve as a Class II director, until the Company's 2028 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;

2. To approve the Volato Group, Inc. 2025 Stock Incentive Plan;

3. To ratify the selection of Elliott Davis, LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025;

4. To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the other proposals contained herein; and

5. To transact any other business that may properly come before the meeting or any adjournment thereof.

Record Date	May 19, 2025

Meeting Admissions
All stockholders as of the record date, or their duly appointed proxies, may attend the virtual meeting. In order to attend the Annual Meeting, you must register in advance at www.virtualshareholdermeeting.com/SOAR2025 and provide the control number located on the Notice of Internet Availability of Proxy Material or proxy card. Upon completing your registration, you will receive further instructions via email.

Voting by Proxy	If you are a stockholder of record, you may vote via the internet, by telephone or by submitting a proxy card by mail. If your shares are held in street name, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing the record holder as to the voting of your shares over the internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

Holders of our shares of Class A common stock, par value $0.0001 (the “common stock”), owning such shares of record at the close of business on May 19, 2025, are entitled to attend and vote at the Annual Meeting and any continuation or adjournment thereof. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. The Company does not contemplate discussing any other business at the meeting.
Your vote is very important. Please vote whether or not you plan to attend the Annual Meeting. Your promptness in voting will assist us in ensuring that a quorum is present or represented. The Notice of Internet Availability of Proxy Materials contains instructions on how to vote online or by telephone. If you have received a paper copy of our proxy materials, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope to ensure receipt by our tabulator. You may also vote online or by phone by following the instructions contained in the accompanying Proxy Statement.
Sincerely,
/s/ Matthew Liotta
Matthew Liotta
Chair and Chief Executive Officer
Chamblee, Georgia
June 6, 2025
3

VOLATO GROUP, INC.

i

VOLATO GROUP, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD VIRTUALLY ON JULY 21, 2025
AT 9:00 A.M. EASTERN TIME
This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of your proxy on behalf of the board of directors (the “Board”) of Volato Group, Inc., a Delaware corporation (the “Company” or “Volato Group”), in connection with the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtual via live webcast, on July 21, 2025, at 9:00 a.m. Eastern Time and at any adjournment or postponement thereof. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/SOAR2025. Our Board has fixed the close of business on May 19, 2025, as the record date (“Record Date”) for determining Volato Group stockholders entitled to notice of, and entitled to vote, at the Annual Meeting and at any adjournment or postponement thereof.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting.
As permitted by rules adopted by the Securities and Exchange Commission, we are making this Proxy Statement and our Annual Report available to stockholders electronically via the Internet. On or about June 1, 2025, we will mail to our stockholders a Notice of Internet Availability containing instructions on how to access this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), and the form of proxy card (collectively, the “Proxy Materials”) and how to vote via the internet or by telephone. The Proxy Materials are available online at www.proxyvote.com. The Notice of Internet Availability also contains instructions on how to request a printed copy of the Proxy Materials.
If you would like to receive either a paper copy of the Proxy Materials and a proxy card in paper format delivered to you by mail or an e-mail sent to you containing electronic copies of the Proxy Materials, please follow the instructions set forth in the Notice of Internet Availability for requesting such materials. Upon written request from any stockholder, addressed to the Company’s Corporate Secretary at 1954 Airport Road, Suite 124, Chamblee, GA 30341, the Company will provide, at no cost, a paper copy of the Proxy Materials via mail or an electronic copy of the Proxy Materials via e-mail, as requested by the stockholder. Please note that any paper copy of the Annual Report accompanying this Proxy Statement will be provided without exhibits. Upon a stockholder’s written request, the Company will furnish a copy of any or all of the exhibits to the Annual Report for a fee, which will not exceed the Company’s reasonable expenses in furnishing such exhibits.
GENERAL INFORMATION

When Are This Proxy Statement and the Accompanying Materials Scheduled to Be Sent to Stockholders?
On or about June 1, 2025, we intend to begin mailing the Notice of Internet Availability to each stockholder of record entitled to vote at the Annual Meeting. Only stockholders who own our common stock on the Record Date are entitled to vote at the Annual Meeting. The Notice of Internet Availability instructs you on how to access the Proxy Materials and submit your proxy or voting instructions through the internet, and the Proxy Materials include a proxy card or voting instruction form that includes instructions on how to submit your proxy or voting instructions by mail or telephone. For shares held in street name (held for your account by a broker or other nominee), you will receive a voting instruction form from your broker or nominee.

Why Did I Receive the Proxy Materials?
You received the Proxy Materials because you were a stockholder of record as of the Record Date and our board of directors is soliciting your proxy to vote at the Annual Meeting and any adjournment and postponement thereof. These Proxy Materials summarize information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/SOAR2025 on the date and at the time of the Annual Meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card or vote over the internet or by mail. On February 24, 2025, we effected a 1-for-25 reverse stock split of our common stock. Unless otherwise indicated, all share and per-share amounts in this proxy statement have been adjusted to give effect to the 1-for-25 reverse stock split.
What Am I Voting On?
At the Annual Meeting, the stockholders will be asked to consider and vote upon the following proposals:

•To elect Christopher Burger to serve as a Class II director, until the Company's 2028 Annual Meeting of Stock holders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.
•To approve the Volato Group, Inc. 2025 Stock Incentive Plan (the "2025 Plan), a copy of which is attached to this proxy statement as Appendix A, including the authorization of the initial share reserve under the 2025 Plan.
•To ratify the selection of Elliott Davis, LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.
•To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the other proposals contained herein.
•To transact any other business that may properly come before the meeting or any adjournment thereof.

Who Is Entitled to Vote?
Holders of our shares of common stock as of the Record Date may vote at the Annual Meeting. A total of 2,077,921 shares of common stock of the Company were outstanding on May 19, 2025 and entitled to be voted at the meeting. Holders of our shares of common stock have one vote for each share of common stock held on the Record Date. See “How Do I Cast My Vote?” below.
Who Is Soliciting My Vote?
The Board is soliciting your vote.
How Does the Board Recommend I Vote?
The Board recommends that you vote your shares:
•“FOR” the election of Christopher Burger to serve as a Class II director;
•“FOR” the approval of the Volato Group, Inc. 2025 Stock Incentive Plan;
•“FOR” the ratification of the selection of Elliott Davis, LLC as the Company's independent registered public accounting firm; and
•“FOR” the adjournment of the Annual Meeting if necessary or appropriate.
You should carefully consider the detailed discussion of these proposals contained later in this Proxy Statement before voting your shares. If no instructions are indicated, your proxy will be voted FOR each proposal.

How Do I Vote?
If you are a stockholder of record and your shares are registered directly in your name, you may vote:
•By Internet. If you received a Notice of Internet Availability or a printed copy of the Proxy Materials, please follow the instructions in the Notice of Internet Availability or on the proxy card. Votes submitted by internet must be received by 11:59 p.m. Eastern Time on July 20, 2025.
•By Telephone. If you received a printed copy of the Proxy Materials, please follow the instructions on the proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on July 20, 2025.
•By Mail. If you received a printed copy of the Proxy Materials, please complete, sign, date and mail your proxy card in the enclosed, postage-prepaid envelope. If you sign and return the enclosed proxy card but do not specify how you want your shares voted, they will be voted FOR each proposal, and will be voted according to the discretion of the proxy holder upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by internet or by telephone, you do not have to return your proxy card or voting instruction form. Votes submitted by mail must be received by July 20, 2025.
•In Person at the Annual Meeting. You may also vote in person by attending the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/SOAR2025. To attend the virtual Annual Meeting and vote your shares, you must register in advance at www.proxyvote.com and provide the control number located on your Notice of Internet Availability or proxy card.
If your shares of common stock are held in street name (held for your account by a broker or other nominee):
•By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.
•By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.
How Do I Attend the Annual Meeting?
We will be hosting our Annual Meeting online via live webcast at www.virtualshareholdermeeting.com/SOAR2025. Any stockholder can attend the Annual Meeting by registering at www.proxyvote.com. In order to attend the Annual Meeting, you must register in advance at www.proxyvote.com and provide the control number located on your Notice of Internet Availability or proxy card. Upon completing your registration, you will receive further instructions via email. The Annual Meeting will start at 9:00 a.m. Eastern Time on July 21, 2025.
Why Are You Holding a Virtual Annual Meeting?
We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location. We believe that the virtual-only meeting format will give stockholders the opportunity to participate fully and equally, and without cost, and to exercise the same rights as if they had attended an in-person meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so that they can ask questions of our Board or management.
Who Pays the Cost for Soliciting Proxies?
The Company will pay the cost for the solicitation of proxies by the Board. The solicitation of proxies will be made primarily by mail and through internet access to materials. Proxies may also be solicited personally, by telephone, fax or email by employees of the Company without any remuneration to such individuals other than their regular compensation. As of the date of this Proxy Statement the Company has not engaged a third-party to solicit proxies for the Annual Meeting, however, the Company may later elect to do so and pay any such third-party remuneration for its services in accordance with general industry practices. The Company will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

Will My Shares Be Voted if I Do Not Return My Proxy?
If your shares are registered directly in your name, you are a “stockholder of record” who may vote at the Annual Meeting. As the stockholder of record, you have the right to direct the voting of your shares by voting over the internet, by telephone, by returning your proxy or by voting online during the Annual Meeting.
If your shares are held in an account at a bank or at a brokerage firm or other nominee holder, you are considered the beneficial owner of shares held in “street name,” and these Proxy Materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Annual Meeting. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares and whether they permit internet or telephone voting. Follow the instructions from your bank, broker or other nominee included with these Proxy Materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions. If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxyvote.com. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.
If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to “non-routine” items. A “broker non-vote” refers to a share represented at the meeting held by a broker, as to which instructions have not been received from the beneficial owner or person entitled to vote such shares and with respect to which, on one or more but not all matters, the broker does not have discretionary voting power to vote such share.
What Vote Is Required for Approval of the Proposals?
Assuming the presence, in person or represented by proxy, of a quorum:
•Approval of the election of Christopher Burger as a Class II director requires the affirmative vote of a plurality of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
•Approval of the Volato Group, Inc. 2025 Stock Incentive Plan requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
•Ratification of Elliott Davis, LLC as our independent public accounting firm requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal. As an advisory vote, this proposal is not binding on the Company or the Board, but the Board will carefully consider the stockholder votes on this matter.
•Approval of the adjournment of the Annual Meeting requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
Could Other Matters Be Decided at the Annual Meeting?
The Company does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.
Can I Change My Vote?
You may revoke your proxy at any time before it is voted by notifying the Company’s Corporate Secretary in writing, by returning a signed proxy with a later date, by transmitting a subsequent vote over the internet or by telephone prior to the close of the internet voting facility or the telephone voting facility. You may also attend the virtual meeting and vote during the meeting. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

How Is a Quorum Reached?
The presence, by virtual attendance or by proxy, of holders of at least a one third (1/3) of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Voted withheld, abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.
What Does It Mean If I Receive More Than One Notice or Proxy Card?
It means that your shares are probably registered in more than one account at the transfer agent or with brokers. You should vote all of your shares. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.
What Happens If the Annual Meeting Is Postponed or Adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
How Can I Find Out the Results of the Voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What If I Have Technical Difficulties or Trouble Accessing the Annual Meeting?
If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.
Who Should I Call If I Have Any Additional Questions?
If you hold your shares directly, please call the Corporate Secretary of the Company at 844-399-8998. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL 1: ELECTION OF CLASS II DIRECTOR.
In accordance with our bylaws, the Board has fixed the number of directors constituting the Board at four. At the Annual Meeting, the stockholders will vote to elect one Class II director to serve until the 2028 annual meeting of stockholders. Our board has nominated Christopher Burger to our Board as a Class II director.

Nominee for Election as a Class II Director
The following table sets forth information concerning our nominee for the Class II director as of May 31, 2025.

Name	Age	Position	Director Since
Christopher Burger	49	Class II Director	April 2023

Christopher Burger. Mr. Burger has served as a Director of Volato Group since April 23, 2024, and served as a Senior Advisor of Volato Group from 2022 to 2024. Since 2020, Mr. Burger has served as Founder & Managing Director of Transform, a business consulting firm. From July 2018 to April 2020, he served as the Vice President of Global Technology and Global Chief Information Officer Chief of Staff at IHG Hotels & Resorts (NYSE: IHG), and as a strategic advisor to the company’s Chief Information Officer. Prior to joining IHG Hotels & Resorts, Mr. Burger served as the Group Head of Technology & Innovation and Group Chief Information Technology Officer Chief of Staff at Etihad Aviation Group in Abu Dhabi, United Arab Emirates from 2015 to 2018. Prior to joining Etihad Aviation Group, Mr. Burger built a career serving in a number of operations and consulting roles in the aviation and technology services industries. Mr. Burger holds a Bachelor of Business Administration with a distinction in Marketing from Emory University’s Goizueta Business School. Mr. Burger is qualified to serve on the Board because of his organizational experience and expertise in technology, innovation, and business consulting across aviation and hospitality industries.

Directors Continuing in Office
The following table sets forth information concerning our continuing directors as of May 31, 2025.

Name	Age	Position	Director Since
Michael Nichols	54	Class III Director	December 2024
Matthew Liotta	47	Class I Director	December 2023
Nicholas Cooper	40	Class I Director	December 2023

Michael Nichols. Mr. Nichols has served as a Director of Volato since August 19, 2021 and as the Chief Executive Officer of the Piper M-Class Owners & Pilots Association (PMOPA) since September 2022. In September 2021, Mr. Nichols founded Flieger Strategies, LLC, an aviation and business strategy consultancy, where he continues to serve as President. Previously, Mr. Nichols was a senior executive with the National Business Aviation Association (NBAA), where he served in several executive roles over the course of an 18-year tenure from 2003 to 2021, most recently as its Senior Vice President of Strategy & Innovation. He continues to serve as a director on the NBAA’s Certified Aviation Manager Governing Board. In addition to a Bachelor of Science in Business Administration from Kutztown University of Pennsylvania, Mr. Nichols has earned Certified Aviation Manager (CAM), Certified Association Executive (CAE) and Institute for Organizational Management (IOM) credentials. Mr. Nichols is qualified to serve on the Board because of his extensive experience as an aviation association executive.

Matthew Liotta. Mr. Liotta co-founded Volato and served as a director and Chief Executive Officer of Volato since its inception as well as serving as our Chief Executive Officer and as director since December 1, 2023 and as our Chair since March 28, 2024. Prior to co-founding Volato, in 2016, Mr. Liotta founded Agrify (NASDAQ: AGFY), an agricultural technology company where he served as President until 2019 and Chief Technology Officer from to 2019 to 2020. Prior to that, Mr. Liotta worked for several Silicon Valley venture capital- backed portfolio companies, including gMoney Corporation, Yipes, TeamToolz, and DevX. Mr. Liotta has also held positions at Hudson Global, Pharmasset, and One Ring Networks. In 2019, Mr. Liotta also co-founded CEADS, a non-profit organization for the advancement of Controlled Environment Agriculture and served as its President until 2022. He currently serves as a director for Fintainium, a cloud-based financial technology company that provides secure remote and mobile access for financial services. The Board believes Mr. Liotta is qualified to serve on the Board because of his significant operational and senior management experience.
Nicholas Cooper, CFA. Mr. Cooper co-founded Volato and served as a director and in various executive officer roles at Volato since its inception as well as serving as its Chief Commercial Officer. He has served as a director of Volato Group since December 1, 2023. Prior to co-founding Volato, in 2016, Mr. Cooper founded TriGrow Systems, a venture capital-backed technology services company where he served as Chief Executive Officer until the company was acquired by Agrify (NASDAQ: AGFY) in 2020. Prior to that, in 2015, Mr. Cooper founded Apptuto, a 500 Startups accelerator portfolio company focused on mobile-first consumer edtech, where he served as Chief Executive Officer until 2017. Before starting his entrepreneurial career, Mr. Cooper worked in the investment banking sector serving as Investment Manager at Al Nahdha Investment and Abu Dhabi Capital Group, a prominent family office in Abu Dhabi, UAE, where he was responsible for managing the Private Equity and Venture Capital portfolios from 2010 to 2015. From 2003 to 2009, Mr. Cooper was a Senior Associate at Macquarie Bank, operating out of the London and Sydney offices. Mr. Cooper holds a Bachelor of Commerce Degree from the University of Sydney Australia, where he was a resident of St. Johns College and Ellwood Scholarship recipient. Mr. Cooper is a CFA® charterholder, CFA Institute, and is a former Chartered Accountant and lapsed member of the Institute of Chartered Accountants England and Wales. The Board believes Mr. Cooper is qualified to serve on the Board because of his significant investor relations and executive officer experience.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF THE CLASS II DIRECTOR.

CORPORATE GOVERNANCE

Board Composition and Leadership Structure
Our business and affairs are managed under the direction of the Board. Mr. Liotta, our CEO, is the Chairman of the Board. The Board does not have a policy on whether the role of Chairman and CEO should be separate or combined, but currently believes that the most effective leadership structure for the Company is to combine these responsibilities. The structure avoids duplication of efforts that can result from the roles being separated and avoids confusion within and outside of the Company with respect to who is the highest-ranking officer of the Company. The Board also believes that combining these roles enhances accountability for the Company’s performance by avoiding confusion about who is the highest-ranking officer. The Company does have a designated lead independent director. In this regard, the Board believes that the composition of the Board and the very active involvement by the independent directors create a Board culture that is effective and promotes the consideration of the varied views of all of the directors of the Company.
Subject to the terms of our Certificate of Incorporation, the Board may fix, by one or more resolutions adopted from time to time by the Board, the number of directors on the Board. The Board currently consists of four members. In accordance with our Certificate of Incorporation, the Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The following sets forth the classification of the Board and term of each class member:

•Class I, whose term will expire at the annual meeting of stockholders to be held in 2027;
•Class II, whose term will expire at the annual meeting of stockholders to be held in 2028; and
•Class III, whose term will expire at the annual meeting of stockholders to be held in 2026.

Currently, Class I consists of Directors Cooper and Liotta, Class II currently consists of Director Burger, and Class III consists of Director Nichols.

Board Meeting Attendance; Annual Meeting Attendance
During 2024, the Board held eight meetings. Each of the incumbent directors attended each of those Board meetings, with the exception that Christopher Burger did not join the board until April 23, 20204. All of the directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such director served. The Board also took action on a number of occasions as needed without a physical meeting in the form of unanimous written consents. In addition, non-employee directors meet periodically in executive session without members of management present. The non-employee directors met in executive session two times during 2024.
The Company does not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders and Board members are not required to attend such meetings. However, directors are encouraged to attend our annual meetings of stockholders. Two of our directors then-serving on the Board attended the 2024 Annual Meeting of Stockholders.

Board’s Role in Risk Oversight
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, operations, strategic direction and intellectual property as more fully discussed in the section entitled “Risk Factors” in our Annual Report. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of our Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full Board (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Family Relationships
There are no family relationships among any of our directors or executive officers.

Director Independence
Because our common stock is listed on the NYSE American, we are required to comply with the applicable rules of such exchange in determining whether a director is independent. The Board has determined, based on information provided by each director concerning his or her background, employment and affiliations, that each of Mr. Burger and Mr. Nichols qualifies as independent as defined under the applicable NYSE American and SEC rules. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership or our common stock held by each non-employee director.

Board Committees
The Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and standing committees. The standing committees are the audit committee (the “Audit Committee”), the compensation committee (the “Compensation Committee”) and the nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). In addition, each committee reviews and assesses the adequacy of its charter and submits its charter to the board of directors for approval. Copies of each committee’s charter are posted on our website at https://ir.flyvolato.com/corporate-governance/board-committees under the “Investor Relations” section. The information contained on or that can be accessed through our website is not incorporated by reference into this Proxy Statement, and you should not consider such information to be part of this Proxy Statement.

Audit Committee
The Audit Committee of our Board is composed of Directors Burger and Nichols, each of whom is an independent director under the NYSE American listing standards and applicable SEC rules. Director Nichols serves as the chairman of the Audit Committee. Each member of the Audit Committee is financially literate, and our Board has determined that Director Nichols qualifies as an “audit committee financial expert” as defined in applicable SEC rules. None of the Audit Committee members serves on the audit committee of more than three public companies.

The primary functions of the Audit Committee are to:
•select, retain, compensate, evaluate, oversee, and where appropriate, terminate the independent registered public accounting firm to audit our financial statements;
•help to ensure the independence and performance of the independent registered public accounting firm;
•approve audit and non-audit services and fees;
•review financial statements and discuss with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;
•prepare the audit committee report that the SEC requires to be included in our annual proxy statement;
•review reports and communications from the independent registered public accounting firm;
•review the adequacy and effectiveness of our internal controls and disclosure controls and procedure;
•review our policies on risk assessment and risk management;
•review and monitor conflicts of interest situations, and approve or prohibit any involvement in matters that may involve a conflict of interest or taking of a corporate opportunity;
•review the overall adequacy and effectiveness of our legal, regulatory and ethical compliance programs and reports regarding compliance with applicable laws, regulations and internal compliance programs;
•review related party transactions; and
•establish and oversee procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee met six times in 2024. The Audit Committee’s charter is posted on our website at https://ir.flyvolato.com/corporate-governance/board-committees under the “Investor Relations” section.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of our Board is composed of Directors Burger and Nichols, each of whom is an independent director, and Director Burger serves as the chairperson of the Nominating and Corporate Governance Committee.

The primary functions of the Nominating and Corporate Governance Committee include:
•reviewing the qualifications of, and recommending to the Board, proposed nominees for election to the Board and its committees, consistent with criteria approved by the Board;
•developing, evaluating, and recommending to the Board corporate governance practices applicable to the Company; and
•facilitating the annual performance review of the Board and its committees.

Guidelines for Selecting Director Nominees. The Committee assess and makes recommendations to the Board regarding desired qualifications, expertise, and characteristics of Board members, which assessment may include numerous factors, such as:
•professional ethics and integrity;
•judgment, business acumen, proven achievement and competence in one’s field;
•the ability to exercise sound business judgment;
•tenure on the Board and skills that are complementary to the Board;
•an understanding of the Company’s business;
•an understanding of the responsibilities required of a Board member;
•other time commitments, diversity with respect to professional background; and
•the current composition, organization, and governance of the Board and its committees.

The Nominating and Corporate Governance Committee met one time in 2024. The Nominating and Corporate Governance Committee’s charter is posted on our website at https://ir.flyvolato.com/corporate-governance/board-committees under the “Investor Relations” section.

Compensation Committee
The Compensation Committee of our Board is composed of Directors Burger and Nichols, each of whom is an independent director, while Director Nichols serves as the chairman of the Compensation Committee. We have adopted a compensation committee charter, which details the principal functions of the Compensation Committee, including:
•oversight of our overall compensation philosophy and compensation policies, plans and benefit programs;
•review and recommendation for approval to the Board the compensation for our executive officers and directors;
•preparation of the compensation committee report that the SEC requires to be included in our annual proxy statement, if required; and
•administration our equity compensation plans.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel, or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel, or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the NYSE American and the SEC.
The Compensation Committee met five times in 2024. The Compensation Committee’s charter is posted on our website at https://ir.flyvolato.com/corporate-governance/board-committees under the “Investor Relations” section.

Compensation Committee Interlocks and Insider Participation
No person who has served as a member of the Compensation Committee during the last completed fiscal year (i) was, during that fiscal year, an officer or employee of Volato, (ii) was formerly an officer of Volato Group or (iii) had any relationship, or was a party to any transaction, requiring disclosure by Volato under any paragraph of Item 404 of Regulation S-K.
No executive officer of Volato Group served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of Volato.No executive officer of Volato served as a director of another entity, one of whose executive officers served on the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of Volato.
No executive officer of Volato served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of Volato.
Communication with the Board of Directors
Any interested party with concerns about the Company may report such concerns to the Board, the Chairperson, any independent director, or any committee of the Board, by submitting a written communication to the attention of such director or committee at the following address:

c/o Volato Group, Inc.
1954 Airport Road, Suite 124
Chamblee, Georgia 30341
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder or other interested party.
A copy of any such written communication may also be forwarded to the Company’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with the Company’s legal counsel, with independent advisors, with non-employee directors or with the Company’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.
The Audit Committee oversees the procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

Corporate Governance Guidelines
The Corporate Governance Guidelines adopted by the Board, which include guidelines for determining director independence, are published on Volato’s website at http://ir.flyvolato.com, in the “Investor Relations-Governance-Governance Documents” section, and are available in print to any stockholder upon request. That section of the website makes available Volato’s corporate governance materials, including Board committee charters. Those materials are also available in print to any stockholder upon request.

Code of Ethics
All directors, officers and employees of Volato are expected to act ethically at all times and in accordance with the policies comprising our Code of Ethics and Business Conduct (the “Code”) which is available on our website at

http://ir.flyvolato.com, in the “Investor Relations-Governance-Governance Documents” section, and is available in print to any stockholder upon request. Any waiver or any implicit waiver from a provision of the Code applicable to our chief executive officer, chief financial officer, chief accounting officer, or any amendment to the Code must be approved by the Board. We will disclose on our website amendments to, and, if any are granted, any such waiver of, the Code. Our Audit Committee is responsible for applying the Code to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. If, after investigating any potential breach of the Code reported to it, the Audit Committee determines (by majority decision) that a breach has occurred, it will inform the Board of Directors. Upon being notified that a breach has occurred, the Board (by majority decision) will take or authorize such disciplinary or preventive action as it deems appropriate, after consultation with the Audit Committee and/or Volato’s outside counsel, up to and including dismissal or, in the event of criminal or other serious violations of law, notification of the SEC or other appropriate law enforcement authorities.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, persons who beneficially own more than 10% of a registered class of the Company’s equity securities, and certain other persons to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, and to furnish the Company with copies of the forms. Based on its review of the forms filed with the SEC, or representations from reporting persons, the Company believes that during the fiscal year ended December 31, 2024 all of its directors, executive officers, and greater than 10% beneficial owners filed such reports in a timely manner, except for (i) our then serving Chief Technology Officer who was unable to timely file an initial statement of ownership on Form 3 and Statement of Changes in Beneficial Ownership on Form 4 reporting an option exercise on March 28, 2024 and (ii) a director, Mr. Burger who was unable to timely file an initial statement of ownership on Form 3 and Statement of Changes in Beneficial Ownership on Form 4 reporting the receipt of a restricted stock unit award.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees of the Company. Our insider trading policy includes provisions that prohibit our employees, officers, directors and consultants from engaging in, certain transactions with respect to Company securities, including: (a) short sales; (b) transactions involving publicly traded options or other derivatives, such as trading in puts or calls with respect to Company securities; and (c) hedging transactions.

DIRECTORS AND EXECUTIVE OFFICERS

The following table lists the names and ages, as of May 31, 2025, and positions of the individuals who serve as executive officers and directors of Volato Group.

Name	Age	Position
Matthew Liotta	47	Chairman of the Board of Directors, Chief Executive Officer, and President
Michael Prachar	56	Chief Operating Officer
Mark Heinen	55	Chief Financial Officer

Non-Employee Directors
Christopher Burger	49	Director
Michael Nichols	54	Director
Nicholas Cooper	40	Director

Executive Officers

Michael Prachar. Mr. Prachar has served as Volato’s Chief Operating Officer since February 1, 2022 and as Volato Group's Chief Operating Officer since December 1, 2023. Prior to joining Volato, Mr. Prachar served as Chief Operating Officer of Big Green IT, an information technology and Microsoft cloud consulting business from 2015 to 2022. Prior to joining Big Green IT, Mr. Prachar built a 20-year operations career serving in a number of operations executive roles in the telecommunications and technology services industries, including Chief Operating Officer of LinkSource Technologies® from 2010 to 2015, President and Chief Operating Officer of Rapid Link, Inc. from 2006 to 2010, Vice President and Chief Operating Officer of Telenational Communications from 2001 to 2006 and Director of Operations for Intercontinental Exchange from 1995 to 1998. Mr. Prachar holds an Engineering Degree from the College for Recording Arts in San Francisco.

Mark Heinen. Mr. Heinen has served as Volato’s Chief Financial Officer since November 28, 2023 and as Volato Group's Chief Financial Officer since December 1, 2023. Bringing over 25 years of finance and accounting experience, Mr. Heinen previously served as Chief Financial Officer of Better Therapeutics, Inc from October 2021 to October 2023. Prior to that, he served as the SVP, Global Corporate Controller, and interim Chief Financial Officer at Trintech, Inc. from 2017 to 2020. He has served in leadership positions in both publicly traded and private technology companies. Mr. Heinen's career began in public accounting at PricewaterhouseCoopers. He holds a B.B.A. in accounting and an M.B.A from the University of Oklahoma and is a certified public accountant.

Involvement in Certain Legal Proceedings

During the past ten years, we are not aware of any events that have occurred that are material to an evaluation of the ability or integrity of any executive officer, key employee or director of the Company, other than as follows.

Mr. Liotta was the Chief Executive Officer and a member of the board of directors of PodPonics, Inc. in May 2016 when that company made a voluntary filing for bankruptcy under Chapter 7.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

We are an “emerging growth company” as defined in the JOBS Act and a “smaller reporting company” as defined in the rules promulgated under the Securities Act. As such, we have opted to comply with the executive compensation disclosure rules applicable to such companies. By doing so, we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, exemptions from certain narrative and tabular disclosure obligations regarding executive and director compensation in connection with our obligations under this Registration Statement, including the requirement to include a Compensation Discussion and Analysis, and scaled financial reporting.

Consistent with the scaled disclosure available to emerging growth companies, the following table sets forth information about the compensation paid to our principal executive officer, and our two other most highly compensated executive officers, for services rendered for the years ended December 31, 2023 (including prior to the Company's business combination that was completed in December 2023 (the "Business Combination")) and 2024. These executives are referred to as the named executive officers or “NEOs.”

For fiscal year 2024, our named executive officers were:

●	Matthew Liotta, Chairman of the Board, Chief Executive Officer, and President (Co-founder of Volato, Inc.);
●	Keith Rabin, former President;
●	Michael Prachar, Chief Operating Officer; and
●	Mark Heinen, Chief Financial Officer.

Summary Compensation Table

The following table provides information concerning compensation awarded to, earned by, and paid to each of the named executive officers for services rendered to us in all capacities during the years ended December 31, 2024 and 2023, respectively:

Name and principal position	Year	Salary ($)	Equity Awards($)(1)	Other(2)	Total
Matthew Liotta	2024	117,750	415,412	7,675	540,837
Chair and Chief Executive Officer(3)	2023	215,208	—	5,041	220,249
Keith Rabin	2024	218,932	61,408	14,611	294,951
Former President(4)	2023	252,604	104,448	13,720	370,772
Michael Prachar	2024	227,906	42,500	15,150	285,556
Chief Operating Officer(5)	2023	193,924	—	10,806	204,730
Mark Heinen	2024	266,656	104,477	17,460	388,593
Chief Financial Officer(6)	2023	25,930	—	26,375	52,305

(1)	Represents (i) the aggregate grant date fair value of option awards granted under the Volato, Inc. 2021 Equity Incentive Stock Plan and (ii) the aggregate grant date fair value of restricted stock unit awards granted under the Volato Group, Inc. 2023 stock incentive plan, each calculated in accordance with Financial Accounting Standards Board ASC Topic 718-Stock Compensation and using the assumptions contained in Note 12 to the financial statements included elsewhere herein.

(2)	Represents amounts received through the Company’s 401(k) matching policy and life insurance, accidental death and dismemberment, short-term disability and long-term disability premiums.

(3)	Mr. Liotta’s annualized salary decreased from $310,000 to $2,400 effective June 1, 2024.

(4)	Mr. Rabin commenced employment with the Company on April 25, 2022, and was promoted to President as of May 1, 2023, and previously served as Chief Financial Officer until November 28, 2023. Mr. Rabin’s annualized salary amount was $225,000, which increased to $300,000 on August 18, 2023 and decreased to $277,500 effective June 1, 2024. On July 19, 2024, Mr. Rabin resigned as President as of the Company.

(5)	Mr. Prachar’s annualized salary decreased from $235,000 to $223,250 effective June 1, 2024.
(6)	Mr. Heinen’s annualized salary decreased from $275,000 to $261,250 effective June 1, 2024.

Narrative Disclosure to Summary Compensation Table

Compensation Philosophy

Our executive compensation philosophy is rooted in our values, which emphasize transparency. Therefore, we seek to establish a compensation structure that is easily understood and applied. Our successful compensation structure rewards performance for living and demonstrating our values, achieving challenging objectives that propel us forward, and driving stockholder value, while ensuring the sustainability and long-term viability and value of the Company. Compensation not only rewards performance, it is an essential tool that can be deployed to attract and retain top talent that will deliver results for stockholders.

Our compensation plan, as with all other business plans, will be reviewed and adjusted at regular intervals consistent with the market, business achievements, pay equity, experience, and individual negotiations. We engaged an independent compensation consultant to help advise on the executive compensation program. Base pay adjustments reflect job duties, responsibilities, and macroeconomic drivers. Short-term and long-term incentive compensation (i.e., bonus and equity) reward performance towards objectives and enhancing stockholder value.

Employment Agreements

We previously entered into the employment agreements with each of our named executive officers, in order to promote retention and service following the consummation of the Business Combination, to incentivize the executives to continue to grow the Company and its market position, and to better reflect each executive’s value to the Company and its stakeholders. These agreements became effective on December 1, 2023. On September 5, 2024, the Board provided notice to each of the parties to an employment agreement that the Company elected not to renew the employment agreements pursuant to the terms of such employment agreements. On November 30, 2024, each employment agreement expired according to its respective terms. As such, each executive officer of the Company currently is employed on an at-will basis, meaning that either such executive officer or the Company may terminate such executive officer’s employment at any time for any reason. Nonetheless, the Company anticipates that each executive officer will continue to serve in his existing capacity under substantially the same compensatory terms as contained in the applicable Employment Agreement.

Positions and Base Salary

Matthew Liotta. Mr. Liotta’s employment agreement provided for him to serve as our Chief Executive Officer at an annual base salary of $310,000. Mr. Liotta’s annualized salary decreased to $2,400 effective June 1, 2024.

Keith Rabin. Mr. Rabin’s employment agreement provided for him to serve as our President at an annual base salary of $300,000. On July 19, 2024, Keith Rabin, resigned as President as of the Company. In connection with Mr. Rabin’s separation, the Company and Mr. Rabin mutually agreed to terminate Mr. Rabin’s employment agreement.

Mr. Rabin’s annualized salary amount increased to $300,000 on August 18, 2023 and decreased to $277,500 effective June 1, 2024.

Michael Prachar. Mr. Prachar’s employment agreement provided for him to serve as our Chief Operating Officer at an annual base salary of $235,000. Mr. Prachar’s annualized salary decreased to $223,250 effective June 1, 2024.

Mark Heinen. Mr. Heinen’s employment agreement provided for him to serve as our Chief Financial Officer at an annual base salary of $275,000. Mr. Heinen’s annualized salary decreased to $261,250 effective June 1, 2024.

Annual Incentive Bonuses

    The employment agreements provided that, for each calendar year of the term, each named executive officer will be eligible to receive an annual target bonus in an amount equal to one hundred percent (100%) of the executive’s base salary (each, an “annual bonus”), with an opportunity to receive a maximum bonus of 200% of the executive’s base salary, based on the achievement of such performance factors and such other terms and conditions as may be established by the Board and/or the Compensation Committee. These employment agreements also provided that, depending on results, the executive’s actual bonus may be higher or lower than the target bonus amount. The decision to award any annual bonus and the amount and terms of any annual bonus is in the sole discretion of the Board or the Compensation Committee. Due to the performance of the Company, the named executive officers were not eligible to receive an annual bonus related to the calendar year ended December 31, 2023 and 2024.

Long-Term Equity Incentives

The employment agreements provided that each executive would be granted an equity award for such number of shares of the Common Stock as may be determined by the Board and/or the Compensation Committee. The initial equity award includes a performance-based vesting condition, pursuant to which (i) thirty percent (30%) of the number of shares of Common Stock subject to the initial award shall vest and, if applicable, become exercisable upon the market price of the Common Stock (as determined based on trading on an applicable stock exchange) being equal to or exceeding $12.50 per share for thirty (30) consecutive trading days, and the remaining seventy percent (70%) of the number of shares of Common Stock subject to the initial award shall vest and, if applicable, become exercisable upon the market price of the Common Stock being equal to or exceeding $15.00 per share for thirty (30) consecutive trading days. The Board granted initial restricted stock unit (“RSU”) awards in 2024 as follows:

Name and principal position	RSU Awards
Matthew Liotta
Chair and Chief Executive Officer	183,580
Keith Rabin
Former President	55,000
Michael Prachar
Chief Operating Officer	42,630
Mark Heinen
Chief Financial Officer	47,840

Benefits

The employment agreements provided that each executive would be entitled to participate in employee benefit plans of Volato, Inc., such as a 401(k) plan, life insurance, group health insurance and disability insurance. Volato, Inc. currently pays for 100% of health insurance premiums for employees and 75% for dependents. All benefit plans are subject to change at Volato's discretion.

Term

Each employment agreement had a one-year term commencing upon consummation of the Business Combination, with automatic renewal for an additional six months, unless either party provides 30 days’ notice not to renew. On September 5, 2024, the Board provided notice to each of the parties to an employment agreement that the Company elected not to renew the employment agreements pursuant to the terms of such employment agreements. On November 30, 2024, each employment agreement expired according to its respective terms. As such, each executive officer of the Company currently is employed on an at-will basis, meaning that either such executive officer or the Company may terminate such executive officer’s employment at any time for any reason. Nonetheless, the Company anticipates that each executive officer will continue to serve in his existing capacity under substantially the same compensatory terms as contained in the applicable employment agreement.

Outstanding equity awards at 2024 Fiscal Year End

The following table summarizes the outstanding equity awards held by our named executive officers as of December 31, 2024.

Option Awards
Name	Number of securities underlying unexercised options (#) Exercisable(1)	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Matthew Liotta	—	—	—	—
Michael Prachar(1)	12,847	—	3.50	3/10/2032
Mark Heinen	—	—	—	—
Keith Rabin	—	—	—	—
(1) Mr. Prachar's options vested over a term of 1/48 with a one year cliff.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Matthew Liotta(1)	—	—	20,676	5,065
Michael Prachar(2)	—	—	2,212	542
Mark Heinen(3)	—	—	6,198	1,519
Keith Rabin	—	—	—	—

(1) Mr. Liotta holds 13,332 RSUs that vest 25% of the shares subject to 12 months of continuous employment on the vesting commencement date and 1/48th shall vest subject to continuous employment thereafter and 7.344 performance based RSU’s that vest upon the Company's common stock achieving a specified price per share.

(2) Mr. Prachar holds 506 RSUs that vest 25% of the shares subject to 12 months of continuous employment on the vesting commencement date and 1/48th shall vest subject to continuous employment thereafter and 1,706 performance based RSU’s that vest upon the Company 's common stock achieving a specified price per share.
(3) Mr. Heinen holds 3,692 RSUs that vest 25% of the shares subject to 12 months of continuous employment on the vesting commencement date and 1/48th shall vest subject to continuous employment thereafter, 592 RSU’s that vest evenly over 4 years, and 1,914 performance based RSU’s that vest upon the Company 's common stock achieving a specified price per share.

Compensation of Directors

Other than with respect to Matthew Liotta, our Chairman of the Board, CEO, and President whose compensation as such is reflected on the Summary Compensation Table above, the table below details the compensation paid to our directors for their service as a director during the fiscal year ended December 31, 2024.

Commencing in 2024, the Board suspended cash compensation for directors and granted restricted stock units in consideration for their service through the 2024 annual meeting.

As described below, the non-employee directors received restricted stock units (“RSU”) awards for their service on the Company’s post-Business Combination Board during the fiscal year ended December 31, 2024. Mr. Liotta and Mr. Cooper did not receive fees for service on the Board for the fiscal year ended December 31, 2024.

Name	Cash Fees ($)(1)	RSU awards ($)(2)	Total ($)
Michael D. Nichols	—	28,349	28,349
Christopher Burger	—	24,038	24,038
Nicholas Cooper	—	—	—
Peter Mirabello(3)	18,125	—	18,125
Katherine Arris-Wilson(4)	22,156	—	22,156
Dana Born(4)	21,875	—	21,875
Joan Garrett(3)	14,375	—	14,375
Fred Colon(5)	—	—	—

(1) All cash fees for board members were suspended effective March 31, 2024.
(2) Represents the aggregate grant date fair value of restricted stock unit awards granted under the Volato Group, Inc. 2023 stock incentive plan, calculated in accordance with Financial Accounting Standards Board ASC Topic 718-Stock Compensation and using the assumptions contained in Note 2 to the financial statements included elsewhere herein.
(3) Mr. Mirabello and Ms. Garrett resigned from the Board effective April 17, 2024.
(4) Ms. Arris-Wilson and Ms. Dana Born resigned from the Board effective April 18, 2024.
(5) Mr. Colon was elected to the Board on April 23, 2024 and resigned from the Board effective June 4, 2024.

Additionally, other than Matthew Liotta, our Chair and CEO, whose compensation is reflected on the Summary Compensation Table above, the directors of pre-Business Combination Volato, Inc. included independent directors Joan Sullivan Garrett, Michael D. Nichols, and Robert George (whose Board service ended upon the consummation of the Business Combination). These directors earned cash compensation for their service as a director during the fiscal year ended December 31, 2023, in the following annualized amounts, calculated on a pro-rated basis from April 1, 2023 (or later start of service date) to December 31, 2023 or earlier end of service and to be paid in one lump sum no later than April 30, 2024:

•$57,500 for his or her Volato, Inc. board service;
•$50,000 for service as Chair of the board starting on July 1, 2023;
•$14,500 for service as chair of the Compensation Working Group Committee, a committee appointed by the board to evaluate director and executive officer compensation; and
•$6,125 for service as a member of the Compensation Working Group Committee.

Ms. Garrett received $68,125 for services as (i) a board member from April 1, 2023 through December 31, 2024, (ii) chairperson from July 1, 2023 through December 31, 2023, and (iii) a member of the compensation working group from April 1, 2023 through December 31, 2023.

Mr. Nichols received $58,594 for services as (i) a board member from April 1, 2023 through December 31, 2024, and (ii) Chairperson and member of the Compensation Working Group Committee from July 1, 2023 through December 31, 2023.

Mr. George received $26,510 for services as a member of the Compensation Working Group Committee from July 1, 2023 through December 2, 2023. Amounts paid to Mr. Nichols and Ms. Garrett for services in December of 2023 are inclusive of and in lieu of any payments to be made to them for services as directors of the Volato Group, Inc. board for that month.

Policy and Practices on Timing of Granting Options
While we do not have a formal policy in place with regards to the timing of awards of options (or other equity awards) in relation to the disclosure of material nonpublic information, our practice is to not grant any such awards at a time when we are in possession of material nonpublic information and we generally do not grant stock options or similar awards during blackout periods established under our Insider Trading Policy or at any time during the four business days prior to, or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that disclosed material nonpublic information. In addition, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Clawback Policy
The Board has adopted a Clawback Policy (the “Clawback Policy”) designed to comply with Section 10D of the Exchange Act of 1934, the rules promulgated thereunder, and the listing standards of the national securities exchange on which the Company’s securities are listed.

Summary of the Volato, Inc. 2021 Equity Incentive Plan (the “2021 Plan”)

The 2021 Plan was assumed by the Company prior to consummation of the Business Combination and was previously Volato's sole equity compensation plan. Following consummation of the Business Combination, the 2021 Plan continued on its own terms, except that:

•	Volato, Inc. common stock covered by awards granted under the 2021 Plan became shares of the Company’s Common Stock;
•	All references in the 2021 Plan to a number of shares of Volato, Inc. common stock were amended to refer instead to that number of shares of the Company’s Common Stock as adjusted by an exchange ratio;
•	Employees and consultants of Volato, Inc. (or any other affiliate of Volato, Inc.) became eligible to receive awards under the 2021 Plan;
•	The Company’s Compensation Committee became the administrator of the 2021 Plan (the “Administrator”); and
•	Certain other minor technical revisions were made.

Purpose and Eligibility.

The 2021 Plan’s purposes are carried out by the granting of awards to selected eligible individuals. Awards under the 2021 Plan may be granted to selected employees, directors, and consultants of the Company or its affiliates in the discretion of the Administrator. Only employees are eligible to receive incentive stock options.

The 2021 Plan became effective on August 13, 2021 and will remain in effect until August 12, 2031 unless terminated earlier by the Board; however, once the Volato Group, Inc. 2023 Stock Incentive Plan (the “2023 Plan”) was approved by the stockholders, no further grants were made under the 2021 Plan. The 2021 Plan was amended and restated in connection with the assumption by the Company to reflect the effect of the Business Combination by modifying eligibility as described above, to reflect the Company's assumption of the 2021 Plan, to clarify that Common Stock will be issued under the 2021 Plan, and to adjust the number of shares issuable under the 2021 Plan by the exchange ratio of 1.01508, and to make other minor technical revisions.

No awards were granted or will be granted under the 2021 Plan after the 2023 became effective on December 1, 2023 (the “2023 Plan Effective Date”). Awards granted under the 2021 Plan that will be outstanding on the 2023 Plan Effective Date will be accelerated or continued in accordance with their terms subject to vesting schedules pursuant to the applicable restricted stock award agreement or option agreement; provided that, in each case, the participant continues to be employed or in service with the Company or an affiliate through each applicable vesting date.

Administration; Amendment and Termination.

Following the Business Combination, the Compensation Committee, subject to Board oversight, became the Administrator of the 2021 Plan. To the extent required under Rule 16b-3 of the Exchange Act, the Compensation Committee consists solely of two or more “non-employee” directors as that term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3.

The 2021 Plan and awards made under the 2021 Plan may be amended, suspended, or terminated at any time by the Administrator, with respect to awards, subject to the following: (a) stockholder approval of any 2021 Plan amendment if required by applicable laws, rules, or regulations, and (b) except as otherwise provided in the 2021 Plan, an amendment or termination of an award may not materially adversely affect the rights of the recipient of the award without the recipient’s consent.

Share Limitations.

The 2021 Plan authorizes the issuance of 108,974 shares (subject to adjustment for anti-dilution purposes), all of which may be issued under the 2021 Plan pursuant to incentive stock options. As described above, as a result of the Business Combination, this limit was adjusted by an exchange ratio. As of the date of the Business Combination on December 1, 2023, 94,038 shares were subject to outstanding awards, and no shares remained available for the grant of awards.

Types of Awards.

The types of awards authorized under the 2021 Plan are described below and include: stock options in the form of nonqualified options and incentive stock options and restricted stock awards. Subject to the terms of the 2021 Plan, the Administrator has broad authority to determine the terms and conditions of awards.

Options. Options granted under the 2021 Plan may be incentive options or nonqualified options. Incentive options may be granted only to our employees, not to consultants or non-employee directors. The Administrator will determine the exercise price for options. The exercise price may be no less than 100% of the fair market value per share of Common Stock on the date the option is granted, or 110% of the fair market value for incentive stock options granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock. The preceding exercise price restrictions do not apply to certain options assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations. The option period may not exceed 10 years (or five years with respect to an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent, subsidiary, as provided in the 2021 Plan). Options are exercisable after termination of employment only to the extent specified by the Administrator in grants of individual awards.

Restricted Stock Awards. Under the terms of the 2021 Plan, the Administrator may grant restricted stock awards to participants in such numbers, upon such terms and at such times as the Administrator determines. Restricted stock awards are transfers of shares of the Company’s Common Stock subject to vesting conditions established by the Administrator. Until the transferee satisfies the vesting conditions or forfeits the shares, the share certificates are held in escrow or secured in another manner satisfactory to the Administrator. If and when the vesting conditions are satisfied, the shares are released to the transferee. Forfeited shares become eligible for reissuance under the Plan.

Summary of the 2023 Plan

Key Plan Provisions

The following paragraphs provide a summary of principal features of the 2023 Plan and its operation. However, this summary is not a complete description of all provisions of the 2023 Plan and is qualified in its entirety by the specific language of the 2023 Plan.

Awards may be granted under the 2023 Plan until December 1, 2033, unless earlier terminated by the Board or the Compensation Committee, but no incentive stock options may be granted after November 28, 2033.

•	The 2023 Plan provides for the grant of stock options (both incentive stock options and nonqualified stock options) stock appreciation rights, restricted stock, restricted stock units, performance-based awards, and other stock- and cash-based awards.

•	We have reserved a pool of shares of Common Stock for issuance pursuant to awards under the 2023 Plan equal to 5,608,690 shares.

•	The 2023 Plan is administered by the Board or, upon delegation by the Board, the Compensation Committee or such committee as permitted by the 2023 Plan.

The 2023 Plan includes several features that our Board believes reflect responsible compensation and governance practices and promote the interests of our stockholders, including the following “best practices”:

Prudent Share Request and Efficient Use of Equity. Under the terms of the 2023 Plan, no more than 20% of the issued and outstanding shares of our Class A Common Stock as of the date of Closing will be authorized for issuance under the plan (subject to adjustment for anti-dilution purposes). We are committed to the efficient use of equity awards and are mindful to ensure that our equity compensation program does not overly dilute our existing stockholders. To that end, the Compensation Committee will consider potential stockholder dilution, including burn rate and overhang, in the design and administration of equity awards.

Independent Committee. The 2023 Plan will be administered by the Compensation Committee. All members of the Compensation Committee are intended to qualify as “independent” under the NYSE listing standards and as “non-employee directors” under Rule 16b-3 adopted under the Exchange Act.

No Discounted Stock Options or SARs and Limit on Option and SAR Terms. Stock options and stock appreciation rights, or SARs, must have an exercise price or base price, as applicable, equal to or greater than the fair market value (which is generally defined to be the closing sale price on the trading day immediately preceding the date of grant) of our Class A Common Stock on the date of grant. In addition, the term of an option or SAR cannot exceed 10 years.

No Stock Option or SAR Repricings Without Stockholder Approval. The 2023 Plan prohibits the repricing of stock options or SARs without the approval of stockholders. This 2023 Plan provision applies to (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is under water for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award) and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).

Robust Minimum Vesting Requirements for stock-based awards. The 2023 Plan generally imposes a minimum vesting period of one year for Stock Options, SARs and other stock-based awards other than in the cases of death, disability, retirement or a change in control. The Administrator may provide for the grant of awards with shorter or no vesting periods but only with respect to awards covering no more than five percent of the shares authorized for issuance under the 2023 Plan and in certain other limited circumstances. We believe that our vesting and award practices are responsible and further our incentive and retention objectives.

No Automatic “Single Trigger” Vesting Upon Change of Control. The 2023 Plan provides for double trigger treatment of awards upon a Change of Control and does not provide for automatic “single trigger” change of control vesting. Specifically, awards will vest upon a change of control only if (i) awards are not assumed, substituted or continued, or (ii) when such awards are assumed, substituted or continued, only if a participant’s employment is terminated beginning six months before and ending one year after the change of control (or such other period after a change of control as may be stated in a participant’s employment agreement, change in control agreement or similar agreement or arrangement, if applicable after the change of control) and only if such termination of employment or service is without cause or for good reason. Notwithstanding the prior sentence, unless an individual award agreement expressly provides otherwise, in the event that a participant has entered into, or is a participant in, an employment agreement, change of control agreement or plan or similar agreement, plan or arrangement with us, the participant will be entitled to the greater of the benefits provided upon a change of control under the 2023 Plan or the respective employment agreement, change of control agreement or similar agreement, plan or arrangement, and such employment agreement, change of control agreement or similar agreement, plan or arrangement will not be construed to reduce in any way the benefits otherwise provided to a participant upon the occurrence of a change of control as defined in the 2023 Plan.

Prudent Change of Control Provisions. The 2023 Plan includes prudent “change of control” triggers such as requiring a change in beneficial ownership of more than 50% of our voting stock or other voting securities or consummation (rather than stockholder approval) of a merger or other transaction in which the holders of our common stock or other voting securities immediately prior to the transaction have voting control over less than 50% of the voting securities of the surviving corporation immediately after such transaction in order for a “change of control” to be deemed to have occurred.

Prohibition of Certain Share Recycling, or “Liberal Share Counting”, Practices for Options and SARs. The 2023 Plan imposes conservative counting and share recycling provisions for awards. For instance, shares subject to awards that are tendered or withheld to satisfy tax withholding requirements, or payment of an option or SAR exercise price or in connection with net settlement of an award will not be added back for reuse under the 2023 Plan, nor will any shares repurchased on the open market with the portion of the proceeds of an option exercise that represents payment of the exercise price.

No Grants of “Reload” Awards. The 2023 Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award).

Forfeiture and Clawback. The 2023 Plan authorizes the Administrator to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.

No Dividends or Dividend Equivalents on Unearned Awards. Dividends and dividend equivalents on awards issued under the 2023 Plan may only be paid if and to the extent the award has vested or been earned, and no dividends may be paid on shares that are subject to options or SARs.

Limits on Transferability of Awards. Unless permitted by the Administrator, the 2023 Plan does not permit awards to be transferred for value or other consideration.

Duration of the 2023 Plan

The 2023 Plan became effective upon the 2023 Plan Effective Date and will remain in effect until the tenth anniversary minus one day of the 2023 Plan Effective Date unless terminated earlier by our Board.

Shares Reserved for Issuance Under the 2023 Plan

The maximum aggregate number of shares that we may issue pursuant to awards granted under the 2023 Plan may not exceed 20% of the issued and outstanding shares of our Common Stock as of consummation of the Business Combination. Of the amount described in the preceding sentence, no more than 20% of the post-Business Combination total shares of our Common Stock may be issued under the 2023 Plan pursuant to the grant of incentive stock options (subject to adjustment for anti-dilution purposes as described below).

If an award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited shares subject to the award will again be available for issuance pursuant to awards granted under the 2023 Plan. The following also are not included in calculating the 2023 Plan share limitations described above: (a) awards which are settled in cash and (b) dividends, including dividends paid in shares, or dividend equivalents paid in connection with outstanding awards. If the full number of shares subject to an award is not issued for by reason of the failure to achieve maximum performance factors or other criteria, only the number of shares issued and delivered will be considered for purposes of determining the number of shares remaining available for issuance pursuant to awards granted under the 2023 Plan.

In addition, (i) shares issued under the 2023 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving our acquisition of another entity will not reduce the maximum number of shares available for delivery under the 2023 Plan, and (ii) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2023 Plan and will not reduce the maximum number of shares available under the 2023 Plan, subject, in the case of both (i) and (ii), to applicable stock exchange listing requirements, if any.

The following shares may not again be made available for issuance as awards under the 2023 Plan: any shares (a) withheld or delivered to satisfy the tax withholding requirements for an award or withheld or delivered to pay the exercise price related to an option or SAR, (b) not issued or delivered as a result of the net settlement of an award or (c) repurchased on the open market with the portion of the proceeds of the exercise of an option that does not exceed the exercise price.

The number of shares reserved for issuance under the 2023 Plan and the terms of outstanding awards may be adjusted in the event of an adjustment in the capital structure of the Company (such as adjustments due to a merger, stock split, stock dividend or similar event), as provided in the 2023 Plan.

Administration

The 2023 Plan will be administered by our Compensation Committee subject to the oversight of our Board. Each member of our Compensation Committee is intended to be independent under applicable SEC Rule 16b-3 and the NYSE American company guide. Our Board and Compensation Committee are also referred to in this discussion collectively as the “Administrator.” Our Board may delegate powers of the Administrator to one or more officers who are not subject to Section 16 of the Exchange Act, subject to applicable law and limitations set by the Board.

Subject to the terms of the 2023 Plan, the Administrator’s authority includes but is not limited to the authority to: (a) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of our Common Stock, if any, subject to an award, the vesting conditions applicable to an award, and the other terms, conditions, restrictions and limitations of an award; (b) prescribe the form or forms of agreements evidencing awards granted under the 2023 Plan; (c) establish, amend and rescind rules and regulations for the administration of the 2023 Plan; (d) correct any defect, supply any omission or reconcile any inconsistency in the 2023 Plan or in any award or award agreement, including unilateral authority to amend the 2023 Plan to comply with applicable law; and (e) construe and interpret the 2023 Plan, awards and award agreements made under the 2023 Plan, interpret rules and regulations for administering the 2023 Plan and make all other determinations deemed necessary or advisable for administering the 2023 Plan. Vesting conditions may vary among individuals and may include attainment of performance objectives, continued service or employment for a specified period, or other provisions related to the purpose of the compensation and may provide for acceleration of vesting upon retirement, disability, death or other conditions specified by the Administrator. Performance measures may vary among individuals and will be based upon such performance factors or criteria as the Administrator determines.

The Administrator also has the authority (a) to accelerate the date on which awards become exercisable, vest or are considered to be earned, to adjust or modify performance factors or criteria and (c) to adjust the terms or conditions of awards in response to or in anticipation of extraordinary items, transactions, events or developments impacting us or our financial statements, or changes in applicable law.

Amendment and Termination

The 2023 Plan and awards made under the 2023 Plan may be amended, suspended or terminated at any time by our Board (or the Administrator, with respect to awards). However, stockholder approval of any 2023 Plan amendment is required if required by applicable laws, rules or regulations, and, except as otherwise provided in the 2023 Plan, an amendment or termination of an award may not materially adversely affect the rights of the recipient of the award without the recipient’s consent; provided, however, that recipient consent is not required when such change is necessary to comply with applicable law or changes to applicable law. In addition, and except for adjustments made pursuant to a change in our Common Stock pursuant to a merger, consolidation, recapitalization or reorganization, or if our Board declares a stock dividend, stock split distributable in shares of our Common Stock, reverse stock split, other distribution (other than an ordinary or regular cash dividend) or combination or reclassification of our Common Stock, or if there is a similar change in our capital stock structure affecting our common stock (excluding conversion of convertible securities and/or the exercise of warrants by their holders, or in connection with a change of control), stockholder approval is required to take any action with respect to an option or SAR “repricing,” that is, (i) amending the terms of outstanding options or SARs to reduce the exercise price, (ii) exchanging outstanding options or SARs for cash, options or SARs with an exercise price that is less than the exercise price of the original option or SAR or for other equity awards at a time when the original option or SAR has an exercise price above the fair market value of our common stock or (iii) other action that would be treated as a repricing under any applicable stock exchange rules (other than adjustments for anti-dilution purposes).

Types of Awards

The types of awards authorized under the 2023 Plan are described below and include: restricted stock awards; restricted stock units (“RSUs”); incentive stock options; nonqualified stock options; SARs, which may be granted to the holder of an option with respect to all or a portion of the shares of our Common Stock subject to the option or may be granted separately to an eligible individual; performance awards, which may be either performance shares or performance units; phantom stock awards; other cash-based and stock-based awards; and dividend equivalent awards. Subject to the terms of the 2023 Plan, the Administrator has broad authority to determine the terms and conditions of awards. All awards that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the IRC must comply with the restrictions imposed by that section.

Options

Options granted under the 2023 Plan may be incentive options or nonqualified options. Incentive options may be granted only to our employees, not to independent contractors or non-employee directors. The Administrator will determine the exercise price for options. The exercise price may be no less than 100% of the fair market value per share of our Common Stock on the date the option is granted, or 110% of the fair market value for incentive stock options granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock. The preceding exercise price restrictions do not apply to certain options assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations.

Pursuant to Section 422 of the IRC and the terms of the 2023 Plan, in no event may there first become exercisable by a participant in any one calendar year incentive options granted by us with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent that an incentive option granted under the 2023 Plan exceeds this limitation, the excess will be treated as a nonqualified option.

The exercise price is payable in cash or cash equivalent, or, except where prohibited by the Administrator or applicable law, by delivery of shares of our common stock owned by the participant, withholding of shares upon exercise of the option, delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to us the amount of sale or loan proceeds to pay the exercise price or by such other payment methods as may be approved by the Administrator and which are acceptable under applicable law (or any combination of these methods).

The Administrator will determine the terms and conditions of an option, the period or periods during which an individual may exercise an option and any conditions on the ability of an individual to exercise an option. The option period may not exceed 10 years (or five years with respect to an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent, subsidiary, as provided in the 2023 Plan). Options are exercisable after termination of employment only to the extent specified by the Administrator in grants of individual awards. The Administrator may, consistent with the terms of the Plan and Section 409A of the IRC, accelerate the date on which options become vested or exercisable.

Restricted Stock Awards

Under the 2023 Plan, the Administrator may grant restricted awards to participants in such numbers, upon terms and at such times as the Administrator determines. Restricted awards may be in the form of restricted stock awards or RSUs that are subject to certain conditions, which conditions must be met in order for such award to vest or be earned, in whole or in part, and no longer subject to forfeiture. Restricted stock awards are payable in shares of Common Stock. RSUs may be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the 2023 Plan and the discretion of the Administrator.

Performance Awards

Performance awards may be in the form of performance shares or performance units. Performance shares are granted with reference to a specified number of shares of our common stock and afford the holder the contingent right to receive shares of our Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator) with a value equal to the value of the reference shares as of the date on which the performance objectives are achieved. An award of a performance unit is a grant in an amount determined by the

Administrator that gives the holder the contingent right to receive shares of our Common Stock, a cash payment or combination of our Common Stock and cash (as determined by the Administrator) equal in value to the amount of the award.

The Administrator will determine, subject to the terms of the 2023 Plan, the performance objectives and other conditions applicable to each performance award. Unless otherwise specified by the Administrator, the recipient of performance units will forfeit upon separation from service any units whose objectives have not been attained at that time. Performance measures may vary between individuals and be based upon such performance factors or criteria as the Administrator determines. The Administrator may, in its sole discretion, accelerate the date that performance units granted to any recipient are deemed to have been earned in whole or in part.

Stock Appreciation Rights

Stock appreciation rights may be granted in the form of either “related SARs” or “freestanding SARs”. A related SAR is granted to the holder of an option with respect to all or a portion of the shares of our Common Stock subject to the related option, and a “freestanding SAR” is an SAR that is granted separately to an eligible individual.

Upon exercise, the holder of a SAR is entitled to receive consideration equal to the number of shares with respect to which the SAR is exercised multiplied by the excess, if any, of the fair market value of a share of our Common Stock on the date of exercise of the SAR over the base price. The base price of a related SAR equals the exercise price of its related option. The base price of a freestanding SAR equals the fair market value of our Common Stock on the date of grant of the SAR. The preceding exercise price restrictions do not apply to certain SARs assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations.

Payment to the SAR holder may be made in cash, shares of Common Stock (valued at fair market value on the date of the SAR exercise) or a combination of cash and shares of Common Stock, as determined by the Administrator.

Related SARs are exercisable only when their related options are exercisable. A SAR may be granted in tandem with a nonqualified option at any time before the option is completely exercised, terminated, expired or canceled. A SAR may be granted in tandem with an incentive option only at the time of the grant of the option. The exercise of a related SAR precludes the exercise of the related option, and vice versa.

SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. They may not be exercised more than 10 years after the date of grant, or such shorter period as may apply to the related options in the case of related SARs or as may be specified by the award agreement.

Phantom Stock Awards

Phantom stock awards are awards of a number of hypothetical share units, each with a value equal to the fair market value of one share of Common Stock. Upon vesting, the holder of phantom share units is entitled to receive consideration equal to the number of units multiplied by the fair market value of a share of our Common Stock on the date of exercise. Payment may be made, in the discretion of the Administrator, in cash or in shares of our Common Stock valued at fair market value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. Payments may be made in a lump sum or upon such other terms consistent with the 2023 Plan and Section 409A of the IRC as may be established by the Administrator. The Administrator will determine the vesting conditions and other terms of each grant, subject to the terms of the 2023 Plan.

Other Cash-Based Awards and/or Stock-Based Awards

The Administrator has the authority to grant other cash-based and/or stock-based awards to eligible individuals. Other stock-based awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or awards for shares of our Common Stock, including but not limited to other stock-based awards granted in lieu of bonus, salary or other compensation, other stock-based awards granted with vesting or performance conditions, and/or other stock-based awards granted without being subject to vesting or performance conditions (subject to the terms of the 2023 Plan). Subject to the provisions of the 2023 Plan, the Administrator will determine the number of shares of our Common Stock, if any, to be awarded to an individual under (or otherwise related to) such other stock-based awards; whether such other stock-based awards will be settled in cash, shares of our Common Stock or a combination of cash and shares of our Common Stock; and the other terms and conditions of such awards. Other cash-based awards will be valued and settled in cash may be granted in lieu of bonus, salary or other compensation, may be granted with vesting or performance conditions and/or may be granted without being subject to vesting or performance conditions. Other cash-based awards will be subject to such other terms and conditions as may be established by the Administrator.

Dividends and Dividend Equivalent Rights

The Administrator may, in its sole discretion, provide that awards, other than options and SARs, earn dividends or dividend equivalent rights (“dividend equivalents”); provided, however, that dividends and dividend equivalents on unearned or unvested awards will not be paid (even if accrued) unless and until the underlying award (or portion thereof) has been earned or vested. Such dividends or dividend equivalents may be paid currently or may be credited to an individual’s account. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of our Common Stock or share equivalents.

Change of Control

Under the terms of the 2023 Plan, certain provisions apply in the event of a change of control (except as otherwise required under Section 409A of the IRC or provided in an award agreement). To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award (or in which we are the ultimate parent corporation and do not continue the award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as awards outstanding under the 2023 Plan immediately prior to the change of control event, (A) all outstanding options and SARs will become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (B) any restrictions, including but not limited to the restricted period, performance period and/or performance factors or criteria applicable to any outstanding award other than options or SARs will be deemed to have been met, and such awards will be deemed vested and earned in full at the greater of actual or target.

In addition, if an award is substituted, assumed or continued as provided in the 2023 Plan, the award will become vested (and, in the case of options and SARs, exercisable) and any restrictions, including but not limited to the restricted period, performance period and/or performance factors or criteria applicable to any outstanding award other than options or SARs will be deemed to have been met, and such awards will be deemed vested and earned in full at the greater of actual or target, if the employment or service of the participant is terminated beginning six months before and ending one year after the date of the change of control (or such other period after a change of control as may be stated in a participant’s employment agreement, change in control agreement or similar agreement or arrangement, if applicable), but only if such termination of employment or service (A) is by the Company not for cause or (B) is by the participant for good reason. If the termination of employment or service precedes the change of control, the award will be settled as of the date of the change.

Further, and notwithstanding any other provision of the 2023 Plan to the contrary, and unless an individual award agreement expressly provides otherwise, in the event that a participant has entered into, or is a participant in, an employment agreement, change of control agreement or plan or similar agreement, plan or arrangement with the Company, the participant will be entitled to the greater of the benefits provided upon a change of control of the Company under the 2023 Plan or the respective employment agreement, change of control agreement or similar agreement, plan or arrangement, and such employment agreement, change of control agreement or similar agreement, plan or arrangement will not be construed to reduce in any way the benefits otherwise provided to a participant upon the occurrence of a Change of Control as defined in the 2023 Plan.

Transferability

Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, for no consideration in other circumstances consistent with IRC Section 422 and related regulations. Nonqualified options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, for no consideration in other circumstances consistent with the registration provisions of the Securities Act. Restricted awards, SARs, performance awards, phantom stock awards and other cash-based and stock-based awards generally are not transferable other than transfers by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to an award until the award has vested and all other conditions established by the Administrator have been met.

Forfeiture and Recoupment

As noted above, the 2023 Plan authorizes the Administrator to require forfeiture and recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.

Certain United States Federal Income Tax Consequences

The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2023 Plan as they were in effect on the date of this Proxy Statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances. Tax laws are subject to change.

Incentive Options

Incentive options granted under the 2023 Plan are intended to qualify as incentive stock options under IRC Section 422. Pursuant to IRC Section 422, the grant and exercise of an incentive option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant (a) does not dispose of shares received upon exercise of such option within the period ending at the later of one year after the date of exercise or two years after the date of grant, and (b) has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the exercise price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may experience an increase in their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the IRC. We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option.

If the holding period requirements for incentive option treatment described above are met, upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the exercise price, and such amount will be treated as long-term capital gain or loss.

If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the disqualifying disposition as ordinary income to the extent of the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition of the stock minus the exercise price. Any gain in excess of these amounts may be treated as long-term or short-term capital gain, depending upon the participant’s holding period. In the year of disposition, we generally will be entitled to a corresponding income tax deduction equal to the ordinary income recognized by the participant, to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Nonqualified Options

For federal income tax purposes, the grant of a nonqualified option on the terms specified by the 2023 Plan should not result in taxable income to a participant or a tax deduction to us. The difference between the fair market value of the stock on the date of exercise and the exercise price will constitute taxable ordinary income to the participant on the date of exercise. We generally will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting. The participant’s basis in shares of common stock acquired upon exercise of an option will equal the exercise price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

Stock Appreciation Rights

For federal income tax purposes, the grant of a SAR on the terms specified by the 2023 Plan should not result in taxable income to a participant or a tax deduction to us. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income, and we will generally be entitled to a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Restricted Stock Awards.

The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to us for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under IRC Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture or the award becomes transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation, except that the participant may elect, within 30 days after the transfer of the shares and in accordance with the requirements of Section 83(b) of the IRC, to include in his or her ordinary income as compensation at the time the restricted stock is awarded the fair market value of such shares at such time, less any amount paid for the shares. We generally will be entitled to an income tax deduction at time when the participant recognizes income and in the same amount, to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Restricted Stock Units, Performance Awards, Phantom Stock Awards, Other Cash-Based and Stock-Based Awards and Dividend Equivalents

The grant of a restricted stock unit, performance award, phantom stock award, other cash-based and stock-based awards or a dividend equivalent award on the terms specified by the 2023 Plan should not result in taxable income to the participant or a tax deduction to us for federal income tax purposes. Upon the settlement of the award, the participant will recognize taxable income equal to any cash and the fair market value of any stock received in settlement of the award. We generally will be entitled to a corresponding income tax deduction equal to the ordinary income recognized by the participant to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Code Section 409A

Awards granted under the 2023 Plan may be subject to IRC Section 409A and related regulations and other guidance. IRC Section 409A imposes certain requirements on unfunded, nonqualified deferred compensation plans.

If IRC Section 409A applies to the 2023 Plan or any award, and the 2023 Plan and the award do not, when considered together, satisfy the requirements of IRC Section 409A during a taxable year, the participant will have ordinary income in the year of noncompliance in the amount of all deferrals subject to IRC Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. In subsequent years, the participant will have ordinary income equal to any increase in the value of the award to the extent that the award is then vested. In addition to ordinary income tax, the participant will be subject to an additional income tax of 20% on all amounts includable in income and may also be subject to interest charges under IRC Section 409A. We do not undertake to have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Tax Withholding

Generally, a participant in the 2023 Plan will be required to pay us in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by us to such authority for the account of the recipient. Alternatively, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to an award, by electing to deliver shares of Common Stock held by the participant that are fully vested and not subject to any pledge or other security interest or to have us withhold shares of our Common Stock from the shares to which the recipient is otherwise entitled. Under the 2023 Plan, the number of shares to be withheld or delivered will have a fair market value (as determined pursuant to the 2023 Plan) as of the date that the amount of tax to be withheld is determined as nearly as equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with applicable laws, rules and regulations and applicable accounting principles), the amount of such obligations being satisfied.

Plan Benefits

The selection of individuals who will receive awards under the 2023 Plan and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants. In 2022, Volato granted awards under its existing 2021 Plan to our named executive officers, non-employee directors and other eligible employees. These awards are described under the section titled “Executive Officer and Director Compensation” in this Proxy Statement.

Equity Compensation Plan Information

18,114 shares of Common Stock were covered by awards outstanding under the 2023 Plan as of the date of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to Volato Group regarding the beneficial ownership of common stock by:
•each person who is the beneficial owner of more than 5% of the outstanding shares of common stock;
•each of Volato Group’s named executive officers and directors; and
•all of Volato Group’s executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants and rights that are currently exercisable or exercisable within 60 days as well as restricted stock units that vest within 60 days.
The beneficial ownership of common stock is based on 2,077,921 shares of common stock issued and outstanding as of May 19, 2025.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Outstanding Common Stock
Directors and Named Executive Officers:
Matthew Liotta(2)	271,656	13.1%
Nicholas Cooper(3)	121,441	5.8%
Michael Prachar(4)	58,814	2.8%
Mark Heinen (5)	50,919	2.5%
Michael Nichols(6)	3,275	*
Christopher Burger(7)	22,635	1.1%
Keith Rabin(8)	1,075	*
All directors and Executive Officers as a group (6 individuals)(9)	528,740	25.4%
Five Percent Holders:
Hoop Capital LLC(10)	120,286	5.8%
Argand Group(11)	138,647	6.7%
_____________

*    Less than 1%.
(1)Unless otherwise indicated, the business address of each of our officers and directors is 1954 Airport Road, Suite 124, Chamblee, Georgia 30341
(2)Mr. Liotta beneficially owns (i) 138,647 shares of Common Stock held by Argand Group LLC, in which Mr. Liotta holds shared voting and dispositive power, (ii) 52,885 shares of Common Stock held by PDK Capital, LLC, in which Mr. Liotta has sole voting power and shares dispositive power with his spouse, Jennifer Liotta, (iii) 66,050 shares of Common Stock directly owned by Mr. Liotta, (iv) 6,908 shares of Common Stock held indirectly through Ms. Liotta, and (v) 6,974 shares held by Matthew D. Liotta 2021 trust, in which Mr. Liotta hold voting and dispositive power.
(3)Mr. Cooper beneficially owns (i) 120,286 shares of Common Stock held by Hoop Capital LLC in which Mr. Cooper holds shared voting and investment power and (ii) 1,155 shares of Common Stock directly owned by Mr. Cooper.
(4)Mr. Prachar beneficially owns (i) 45,613 shares of Common Stock , (ii) 354 shares of Common Stock held indirectly through his spouse, Jodi Prachar, and (iii) 12,847 shares of Common Stock underlying exercisable stock options.

(5)Mr. Heinen beneficially owns (i) 50,919 shares of Common Stock.
(6)Mr. Nichols beneficially owns (i) 1,512 shares of Common Stock and (ii) 1,763 shares of Common Stock underlying exercisable options.
(7)Mr. Burger beneficially owns (i) 22,282 shares of Common Stock and (ii) 353 shares of Common Stock underlying exercisable options.
(8)Mr. Rabin, our former President, resigned from his position as of July 19, 2024. He beneficially owns 1,075 shares of Common Stock.
(9)Excludes Mr. Rabin.
(10)Hoop Capital LLC is owned by Nicholas Cooper.
(11)Argand Group LLC is owned by Matthew Liotta.
Equity Compensation Plan Information

The following table provides information as of December 31, 2024 with respect to securities that may be issued under our equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	47,672	$2.17	237,526
Equity compensation plans not approved by security holders	—	$—	—
Total	47,672	$2.17	237,526

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements with our directors and executive officers described in this Proxy Statement, the following is a description of each transaction since January 1, 2023, and each currently proposed transaction in which (i) we have been or will be a participant; (ii) the amount involved exceeds or will exceed the lesser of $120,000 or one percent of the average of the our total assets at year-end for the last two completed fiscal years; and (iii) any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Pre-Business Combination Related Party Transactions – Volato, Inc.

Convertible Notes and Conversion into Preferred Stock

In April 2022, Volato, Inc.’s board of directors authorized an offering of convertible notes designated Series CN-001, up to an aggregate principal amount of $20.0 million (the “CN-001 Notes”), bearing interest at a rate of 5% per annum, with all principal and interest payable in kind at maturity or upon an earlier equity financing of not less than $10.0 million (a “Qualified Financing”) or another conversion event described in the CN-001 Notes. In a conversion pursuant to a Qualified Financing, the CN-001 Notes provide for a 15% conversion price discount and $80.0M conversion valuation cap.

In February 2023, Volato, Inc’s board of directors authorized a Series CN-002 convertible note offering up to an aggregate principal amount of $25.0 million (the “CN-002 Notes”), bearing interest at a rate of 4% per annum commencing July 1, 2023, with all principal and interest due at maturity or payable in kind upon an earlier Qualified Financing or other conversion event described in the CN-002 Notes. In a conversion pursuant to a Qualified Financing, the CN-002 Notes provide for a 10% conversion price discount.

On July 21, 2023, Volato consummated a qualified financing (the Series A Preferred Stock offering described in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), pursuant to which the CN-001 Notes converted into Volato, Inc. Series A-2 Preferred Stock at a conversion price of $5.982 per share and the CN-002 Notes converted into Volato, Inc. Series A-3 Preferred Stock at a conversion price of $9.00 per share.

Below are details of convertible notes issued to related persons in the Series CN-001 and CN-002 convertible note offerings, along with details of their conversion:

•	$3,000,000 CN-001 Note issued to Liotta Family Office, LLC, which is 60% owned by Dennis Liotta, Matthew Liotta’s father, 20% owned by John Liotta, Matthew Liotta’s brother, and 20% owned by Matthew Liotta. The note accrued $165,616 in interest and converted into 529,190 shares of Series A-2 Preferred Stock, which is equal to 537,170 shares of Volato, Inc. common stock. These shares of Volato, Inc. common stock were converted into 545,657 shares of the Company’s Common Stock in connection with the Business Combination.

•
$1,000,000 CN-001 Note issued to the Matthew D. Liotta 2021 Trust dated January 21st, 2021. The note accrued $27,397 in interest and converted into 171,748 shares of Series A-2 Preferred Stock, which is equal to 174,338 shares of Volato, Inc. common stock. These shares of Volato, Inc. common stock were converted into 176,967 shares of the Company’s Common Stock in connection with the Business Combination.

•	$6,001,407 CN-002 Note issued to Dennis Liotta, pursuant to the conversion of the Revolving Line of Credit described under “Working Capital Loans.” The note accrued $11,181 in interest and converted into 678,139 shares of Volato, Inc. Series A-3 Preferred Stock, which is equal to 689,450 shares of Volato, Inc. common stock. These shares of Volato, Inc. common stock were converted into 699,847 shares of the Company’s Common Stock in connection with the Business Combination.

Term Loan

In December 2021, Dennis Liotta extended a revolving line of credit providing Volato, Inc. up to $8 million in financing pursuant to a loan agreement and promissory note (the “Liotta 2021 Note”). In March 2023, in connection with certain Liotta 2021 Note satisfaction negotiations, Dennis Liotta loaned Volato, Inc. an additional $1 million pursuant to an unsecured term note bearing ten percent (10%) annual interest and maturing on March 31, 2024 (the “Term Loan”). This note was repaid upon maturity. Volato, Inc. separately paid Dennis Liotta’s legal fees related to the Term Loan and satisfaction of the Liotta 2021 Note, in the amount of $31,887.

Pre-Business Combination Related Party Transactions

Amended and Restated Registration Rights and Stockholder Rights Agreement

On December 1, 2023, the Company and certain funds and accounts related to Blackrock, Inc. entered into the Amended and Restated Registration Rights and Stockholder Rights Agreement (the “Registration Rights Agreement”), which became effective upon consummation of the Business Combination. Pursuant to the Registration Rights Agreement, we agreed to use commercially reasonable efforts to file a registration statement under the Securities Act to permit the resale of shares of Common Stock held by the other parties to the Registration Rights Agreement within 45 days of consummation of the Business Combination and to use commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable after the filing thereof. In satisfaction of this requirement, we filed such registration statement with the SEC on January 12, 2024 (File 333-276479). As more fully described in the registration statement, we registered for sale up to an aggregate of 23,318,122 shares of Common Stock consisting of (i) 6,883,579 shares of Common Stock that resulted from the conversion of Class B shares in connection with the Business Combination; (ii) 15,226,000 shares of Common Stock underlying Private Warrants; (iii) 213,273 shares of Common Stock to be issued to LSH Partners Securities LLC pursuant to the Letter Agreement dated July 26, 2023, as amended on November 30, 2023; (iv) 284,363 shares of Common Stock issued to Roth Capital Partners, LLC (“Roth”) pursuant to the Engagement Letter dated October 16, 2023 as amended on December 1 2023; and (v) 710,907 shares of Common Stock issued to BTIG, LLC (“BTIG”) pursuant to the Letter Agreement dated November 28, 2022, as amended on December 1, 2023.

Employment of Immediate Family Members

Jennifer Liotta, the Company’s prior General Counsel, is the spouse of Matthew Liotta, our Chief Executive Officer and Chairman of the Board. Ms. Liotta received total compensation of $160,000 from Volato, Inc. in 2023. Ms. Liotta’ compensation was established in accordance with its compensation practices and without the involvement of Matthew Liotta.

John Liotta, the Company’s prior Executive Vice President of Corporate Development, is the brother of Matthew Liotta, our Chief Executive Officer and Chairman of the Board. Mr. John Liotta received total compensation of $122,500 from Volato, Inc. in 2023. Mr. John Liotta’s compensation was established in accordance with its compensation practices and without the involvement of Matthew Liotta.

Leases and Commercial Agreements

Aircraft Lease and Charter Services

As part of our legacy aircraft ownership program, G C Aviation leased a HondaJet HA-420 aircraft from Volato 158, LLC (“V158”), which is 25% owned by DCL H&I, LLC (“DCL”). Dennis Liotta and his spouse own 100% of DCL. Under the terms of an aircraft dry lease, V158 paid G C Aviation a monthly management fee of $38,000, and GC Aviation paid V158 an hourly rental rate of $1,000 per revenue flight hour. The lease expires on August 20, 2026. In connection with the V158 lease, G C Aviation provided charter services to DCL on its fleet of HondaJets, pursuant to a services agreement. The agreement was in the normal course of business and terms were similar to those of Volato, Inc.’s other customers who are members of V158 as of 2021.

Hangar Sublease and Personnel Services

Volato, Inc. previously leased hangar and office space from Modern Aero, LLC (“Modern Aero”), a Florida limited liability company that operates a flight school at the Northeast Florida Regional Airport in St. Augustine, Florida. Matthew and Jennifer Liotta hold a majority interest in Modern Aero. Volato, Inc. paid $3,800 per month in rent under a month-to-month lease arrangement. This relationship terminated effective July 31, 2023.

In addition, during 2022 and until July 31, 2023, Volato provided payroll and benefits for several Modern Aero flight instructors and maintenance personnel, for which Modern Aero agreed to reimburse Volato, Inc. at cost. In January 2024, Volato, Inc. waived reimbursement of these costs in exchange for the assignment of the hangar lease to Volato, Inc.

Lock-Up Agreements

In connection with, and on the date of, the consummation of the Business Consummation, the Company entered into certain Stockholder Lock-Up Agreements with each of, Michael W. Zarlenga, Lisa Suennen, Steven P. Mullins, John C. Backus, Jr., Coleman Andrews, Thanasis Delistathis, Mark D. Lerdal, Argand Group, Athollo Rocket Holdings, LLC, Bruddy, LLC, Dega Family Holding, LLC, Hoop Capital LLC, Liotta Family Office, LLC, PDK Capital, LLC, and The Bailey Financial Group, LLC (the “Stockholder Parties” and the “Lock-Up Agreements”). Under the terms of the Lock-Up Agreements, the Stockholder Parties agreed, subject to certain customary exceptions, that during the period that is the earlier of (i) the date that is 180 days following the consummation of the Business Combination and (ii) the date specified in a written waiver of the provisions of the Lock-Up Agreements duly executed the Company, not to dispose of, directly or indirectly, any shares of Common Stock subject to their respective Lock-Up Agreement, or take other related actions with respect to such shares. The shares of Common Stock subject to the Lock-Up Agreements included all such shares held by the Stockholder Parties.

Separation Agreement with Keith Rabin

On July 19, 2024, Keith Rabin, the former President of the Company, notified the Company of his intent to resign as President effective immediately. The Company entered into a Separation and Release of Claims Agreement (the “Separation Agreement”) with Mr. Rabin, pursuant to which, in exchange for an effective release of claims in favor of the Company, Mr. Rabin was entitled to receive a total cash payment of $89,609.37. The Separation Agreement contains standard and customary terms, including obligations of Mr. Rabin to remain bound by certain contractual obligations he has under any confidentiality agreements he may have with the Company. In connection with the Separation Agreement, the Company and Mr. Rabin mutually agreed to terminate Mr. Rabin’s employment agreement, dated December 1, 2023, with the Company.

Director and Officer Exculpation and Indemnification

The DGCL authorizes corporations to limit or eliminate the personal liability of directors or officers of corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties, subject to certain exceptions. Our Certificate of Incorporation includes a provision that eliminates the personal liability of directors or officers for monetary damages for any breach of fiduciary duty as a director or officer to the fullest extent permitted under the DGCL (including to the extent that the DGCL may subsequently be amended to further expand the scope of permissible exculpation of directors or officers under Delaware Law).

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer, of corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. In addition, Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director or officer of the corporation, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to be indemnified for such expenses which the Court of Chancery or such other court shall deem proper. Under Section 145(c) of the DGCL, present and former directors, and certain present and former officers, that have been successful on the merits or otherwise in defense of any action, suit or proceeding referenced in Section 145(a) or 145(b) of the DGCL, or in defense of any claim, issue or matter therein, are entitled to mandatory indemnification against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Our Bylaws provide that the Company generally must indemnify the Company’s directors and officers to the fullest extent authorized by the DGCL (except that the Company is only obligated to indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Company’s Board) and advance expense to the Company’s directors and officers in the defense of actions, suits, or proceedings arising by reason of the fact of their corporate status. The Company also is expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for the Company directors, officers, and certain employees for some liabilities. The Company believes that these indemnification and advancement provisions and insurance are useful to attract and retain qualified directors and executive officers.

The limitation of liability, advancement and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing lawsuits against our directors and officers for any alleged breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative or other litigation against directors and officers, even though such an action, if successful, might otherwise benefit the Company and/or its stockholders. In addition, your investment may be adversely affected to the extent the Company pays the costs of the legal and other expenses of, and settlement and damage awards against directors and officer pursuant to these indemnification advancement provisions or to the extent that any current or former director or officer is exculpated from liability under these provisions.

There is currently no pending material litigation or proceeding involving any of the Company’s directors, officers, or employees for which indemnification is sought.

Policies and Procedures for Related Party Transactions

Our audit committee reviews and approves all reimbursements and payments made to any stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our audit committee will be reviewed and approved by our Board, with any interested director abstaining from such review and approval.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by our Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 in any calendar year or 2% of our total assets averaged across the last two most recently completed fiscal years; (2) we or any of our subsidiaries are a participant; and (3) any (a) executive officer, director or nominee for election as a director, (b) beneficial owner greater than 5% of our common stock or any other class or series of our securities, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform their work objectively and effectively. Conflicts of interest may also arise if a person, or a member of their family, receives improper personal benefits as a result of their position.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
PROPOSAL 2: APPROVAL OF THE 2025 STOCK INCENTIVE PLAN

Overview

The following summary discussion describes the principal features of the 2025 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2025 Plan. It is qualified in its entirety by reference to the full text and terms of the 2025 Plan, a copy of which is attached hereto as Appendix A.
Background and Purpose of the 2025 Plan
The Board believes that the equity compensation program is necessary to our ability to attract and retain motivated employees, directors and independent contractors upon whose judgment, interest and special effort the successful conduct of our operation largely depends and will promote a closer identification of the interests of employees, directors and independent contractors with those of us and our stockholders. The Board also believes that the 2025 Plan effectively aligns the interests of plan participants with those of stockholders by linking a portion of the participants’ compensation directly to increases in stockholder value.
The 2025 Plan’s purposes will be carried out by the granting of awards to select eligible individuals. Awards under the 2025 Plan may be granted to selected employees, directors and independent contractors in the discretion of the Administrator (as defined below under “Administration”). Only employees are eligible to receive incentive stock options. As of April 30, 2025, approximately 10 employees, two non-employee directors and one independent contractor would be eligible to participate in the 2025 Plan if it were currently in place.
The types of awards authorized under the 2025 Plan include: stock options in the form of nonqualified options and incentive stock options; stock appreciation rights (“SARs”); restricted stock awards; restricted stock units; performance awards in the form of performance shares and/or performance units; phantom stock awards; other cash-based or stock-based awards; and/or dividend equivalent awards. We discuss the material terms of each type of award below under “Types of Awards.”

If our stockholders do not approve the 2025 Plan, our Board and its Compensation Committee will reevaluate its compensation program alternatives.
Summary of Key 2025 Plan Provisions and Other Compensation Practices
The 2025 Plan includes several features that our Board believes reflect responsible compensation and governance practices and promote the interests of our stockholders. Approval of the 2025 Plan will position us to take advantage of these “best practices,” including the following:
Independent Committee. The 2025 Plan will be administered by the Compensation Committee. All members of the Compensation Committee are intended to qualify as “independent” under the NYSE listing standards and as “non-employee directors” under Rule 16b-3 adopted under the Exchange Act.
No Discounted Stock Options or SARs and Limit on Option and SAR Terms. Stock options and stock appreciation rights, or SARs, must have an exercise price or base price, as applicable, equal to or greater than the fair market value (which is generally defined to be the closing sale price on the trading day immediately preceding the date of grant) of our Class A Common Stock on the date of grant. In addition, the term of an option or SAR cannot exceed 10 years.
No Stock Option or SAR Repricings Without Stockholder Approval. The 2025 Plan prohibits the repricing of stock options or SARs without the approval of stockholders. This 2025 Plan provision applies to (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is under water for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award) and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).
Robust Minimum Vesting Requirements for stock-based awards. The 2025 Plan generally imposes a minimum vesting period of one year for Stock Options, SARs and other stock-based awards other than in the cases of death, disability, retirement or a change in control. The Administrator may provide for the grant of awards with shorter or no vesting periods but only with respect to awards covering no more than five percent of the shares authorized for issuance under the 2025 Plan and in certain other limited circumstances. We believe that our vesting and award practices are responsible and further our incentive and retention objectives.
No Automatic “Single Trigger” Vesting Upon Change of Control. The 2025 Plan provides for double trigger treatment of awards upon a Change of Control and does not provide for automatic “single trigger” change of control vesting. Specifically, awards will vest upon a change of control only if (i) awards are not assumed, substituted or continued, or (ii) when such awards are assumed, substituted or continued, only if a participant’s employment is terminated beginning six months before and ending one year after the change of control (or such other period after a change of control as may be stated in a participant’s employment agreement, change in control agreement or similar agreement or arrangement, if applicable after the change of control) and only if such termination of employment or service is without cause or for good reason. Notwithstanding the prior sentence, unless an individual award agreement expressly provides otherwise, in the event that a participant has entered into, or is a participant in, an employment agreement, change of control agreement or plan or similar agreement, plan or arrangement with us, the participant will be entitled to the greater of the benefits provided upon a change of control under the 2025 Plan or the respective employment agreement, change of control agreement or similar agreement, plan or arrangement, and such employment agreement, change of control agreement or similar agreement, plan or arrangement will not be construed to reduce in any way the benefits otherwise provided to a participant upon the occurrence of a change of control as defined in the 2025 Plan.
Prudent Change of Control Provisions. The 2025 Plan includes prudent “change of control” triggers such as requiring a change in beneficial ownership of more than 50% of our voting stock or other voting securities or consummation (rather than stockholder approval) of a merger or other transaction in which the holders of our common stock or other voting securities immediately prior to the transaction have voting control over less than 50% of the voting securities of the surviving corporation immediately after such transaction in order for a “change of control” to be deemed to have occurred.
Prohibition of Certain Share Recycling, or “Liberal Share Counting”, Practices for Options and SARs. The 2025 Plan imposes conservative counting and share recycling provisions for awards. For instance, shares subject to awards that are tendered or withheld to satisfy tax withholding requirements, or payment of an option or SAR exercise price or in connection with net settlement of an award will not be added back for reuse under the 2025 Plan, nor will any shares repurchased on the open market with the portion of the proceeds of an option exercise that represents payment of the exercise price.
No Grants of “Reload” Awards. The 2025 Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award).
Forfeiture and Clawback. The 2025 Plan authorizes the Administrator to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.
No Dividends or Dividend Equivalents on Unearned Awards. Dividends and dividend equivalents on awards issued under the 2025 Plan may only be paid if and to the extent the award has vested or been earned, and no dividends may be paid on shares that are subject to options or SARs.
Limits on Transferability of Awards. Unless permitted by the Administrator, the 2025 Plan does not permit awards to be transferred for value or other consideration.
Duration of the Plan
The 2025 Plan will become effective upon the 2025 Plan Effective Date and will remain in effect until the tenth anniversary minus one day of the 2025 Plan Effective Date unless terminated earlier by our Board.
Shares Reserved for Issuance Under the 2025 Plan
The maximum aggregate number of shares that we may issue pursuant to awards granted under the 2025 Plan may not exceed 20% of the issued and outstanding shares of our Class A Common Stock as of the date of Closing. Of the amount described in the preceding sentence, no more than 20% of the post-Closing total shares of our Class A Common Stock may be issued under the 2025 Plan pursuant to the grant of incentive stock options (subject to adjustment for anti-dilution purposes as described below).
If an award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited shares subject to the award will again be available for issuance pursuant to awards granted under the 2025 Plan. The following also are not included in calculating the 2025 Plan share limitations described above: (a) awards which are settled in cash and (b) dividends, including dividends paid in shares, or dividend equivalents paid in connection with outstanding awards. If the full number of shares subject to an award is not issued for by reason of the failure to achieve maximum performance factors or other criteria, only the number of shares issued and delivered will be considered for purposes of determining the number of shares remaining available for issuance pursuant to awards granted under the 2025 Plan.
In addition, (i) shares issued under the 2025 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving our acquisition of another entity will not reduce the maximum number of shares available for delivery under the 2025 Plan, and (ii) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2025 Plan and will not reduce the maximum number of shares available under the 2025 Plan, subject, in the case of both (i) and (ii), to applicable stock exchange listing requirements, if any.

The following shares may not again be made available for issuance as awards under the 2026 Plan: any shares (a) withheld or delivered to satisfy the tax withholding requirements for an award or withheld or delivered to pay the exercise price related to an option or SAR, (b) not issued or delivered as a result of the net settlement of an award or (c) repurchased on the open market with the portion of the proceeds of the exercise of an option that does not exceed the exercise price.
The number of shares reserved for issuance under the 2025 Plan and the terms of outstanding awards may be adjusted in the event of an adjustment in the capital structure of Volato Group (such as adjustments due to a merger, stock split, stock dividend or similar event), as provided in the 2025 Plan.
Administration

The 2025 Plan will be administered by our Compensation Committee subject to the oversight of our Board. Each member of our Compensation Committee is intended to be independent under applicable US Securities and Exchange Commission Rule 16b-3 and the NYSE listing standards. Our Board and Compensation Committee are also referred to in this discussion collectively as the “Administrator.” Our Board may delegate powers of the Administrator to one or more officers who are not subject to Section 16 of the Exchange Act, subject to applicable law and limitations set by the Board.
Subject to the terms of the 2025 Plan, the Administrator’s authority includes but is not limited to the authority to: (a) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of our Class A Common Stock, if any, subject to an award, the vesting conditions applicable to an award, and the other terms, conditions, restrictions and limitations of an award; (b) prescribe the form or forms of agreements evidencing awards granted under the 2025 Plan; (c) establish, amend and rescind rules and regulations for the administration of the 2025 Plan; (d) correct any defect, supply any omission or reconcile any inconsistency in the 2025 Plan or in any award or award agreement, including unilateral authority to amend the Plan to comply with applicable law; and (e) construe and interpret the 2025 Plan, awards and award agreements made under the 2025 Plan, interpret rules and regulations for administering the 2025 Plan and make all other determinations deemed necessary or advisable for administering the 2025 Plan. Vesting conditions may vary among individuals and may include attainment of performance objectives, continued service or employment for a specified period, or other provisions related to the purpose of the compensation and may provide for acceleration of vesting upon retirement, disability, death or other conditions specified by the Administrator. Performance measures may vary among individuals and will be based upon such performance factors or criteria as the Administrator determines.
The Administrator also has the authority (a) to accelerate the date on which awards become exercisable, vest or are considered to be earned, to adjust or modify performance factors or criteria and (c) to adjust the terms or conditions of awards in response to or in anticipation of extraordinary items, transactions, events or developments impacting us or our financial statements, or changes in applicable law.
Amendment and Termination
The 2025 Plan and awards made under the 2025 Plan may be amended, suspended or terminated at any time by our Board (or the Administrator, with respect to awards). However, stockholder approval of any 2025 Plan amendment is required if required by applicable laws, rules or regulations, and, except as otherwise provided in the 2025 Plan, an amendment or termination of an award may not materially adversely affect the rights of the recipient of the award without the recipient’s consent; provided, however, that recipient consent is not required when such change is necessary to comply with applicable law or changes to applicable law. In addition, and except for adjustments made pursuant to a change in our Class A Common Stock pursuant to a merger, consolidation, recapitalization or reorganization, or if our Board declares a stock dividend, stock split distributable in shares of our Class A Common Stock, reverse stock split, other distribution (other than an ordinary or regular cash dividend) or combination or reclassification of our Class A Common Stock, or if there is a similar change in our capital stock structure affecting our common stock (excluding conversion of convertible securities and/or the exercise of warrants by their holders, or in connection with a change of control), stockholder approval is required to take any action with respect to an option or SAR “repricing,” that is, (i) amending the terms of outstanding options or SARs to reduce the exercise price, (ii) exchanging outstanding options or SARs for cash, options or SARs with an exercise price that is less than the exercise price of the original option or SAR or for other equity awards at a time when the original option or SAR has an exercise price above the fair market value of our common stock or (iii) other action that would be treated as a repricing under any applicable stock exchange rules (other than adjustments for anti-dilution purposes).
Types of Awards
The types of awards authorized under the 2025 Plan are described below and include: restricted stock awards; restricted stock units; incentive stock options; nonqualified stock options; SARs, which may be granted to the holder of an option with respect to all or a portion of the shares of our Class A Common Stock subject to the option or may be granted separately to an eligible individual; performance awards, which may be either performance shares or performance units; phantom stock awards; other cash-based and stock-based awards; and dividend equivalent awards. Subject to the terms of the 2025 Plan, the Administrator has broad authority to determine the terms and conditions of awards. All awards that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code must comply with the restrictions imposed by that section.

Options. Options granted under the 2025 Plan may be incentive options or nonqualified options. Incentive options may be granted only to our employees, not to independent contractors or non-employee directors. The Administrator will determine the exercise price for options. The exercise price may be no less than 100% of the fair market value per share of our Class A Common Stock on the date the option is granted, or 110% of the fair market value for incentive stock options granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock. The preceding exercise price restrictions do not apply to certain options assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations.
Pursuant to Section 422 of the Code and the terms of the 2025 Plan, in no event may there first become exercisable by a participant in any one calendar year incentive options granted by us with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent that an incentive option granted under the 2025 Plan exceeds this limitation, the excess will be treated as a nonqualified option.
The exercise price is payable in cash or cash equivalent, or, except where prohibited by the Administrator or applicable law, by delivery of shares of our common stock owned by the participant, withholding of shares upon exercise of the option, delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to us the amount of sale or loan proceeds to pay the exercise price or by such other payment methods as may be approved by the Administrator and which are acceptable under applicable law (or any combination of these methods).
The Administrator will determine the terms and conditions of an option, the period or periods during which an individual may exercise an option and any conditions on the ability of an individual to exercise an option. The option period may not exceed 10 years (or five years with respect to an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Volato Group or a parent, subsidiary, as provided in the 2025 Plan). Options are exercisable after termination of employment only to the extent specified by the Administrator in grants of individual awards. The Administrator may, consistent with the terms of the Plan and Section 409A of the Code, accelerate the date on which options become vested or exercisable.
Restricted Stock Awards. Under the 2025 Plan, the Administrator may grant restricted awards to participants in such numbers, upon terms and at such times as the Administrator determines. Restricted awards may be in the form of restricted stock awards or restricted stock units (“RSUs”) that are subject to certain conditions, which conditions must be met in order for such award to vest or be earned, in whole or in part, and no longer subject to forfeiture. Restricted stock awards are payable in shares of common stock. RSUs may be payable in cash or shares of common stock, or partly in cash and partly in shares of common stock, in accordance with the terms of the 2025 Plan and the discretion of the Administrator.
Performance Awards. Performance awards may be in the form of performance shares or performance units. Performance shares are granted with reference to a specified number of shares of our common stock and afford the holder the contingent right to receive shares of our Class A Common Stock, a cash payment or a combination of common stock and cash (as determined by the Administrator) with a value equal to the value of the reference shares as of the date on which the performance objectives are achieved. An award of a performance unit is a grant in an amount determined by the Administrator that gives the holder the contingent right to receive shares of our Class A Common Stock, a cash payment or combination of our Class A Common Stock and cash (as determined by the Administrator) equal in value to the amount of the award.
The Administrator will determine, subject to the terms of the 2025 Plan, the performance objectives and other conditions applicable to each performance award. Unless otherwise specified by the Administrator, the recipient of performance units will forfeit upon separation from service any units whose objectives have not been attained at that time. Performance measures may vary between individuals and be based upon such performance factors or criteria as the Administrator determines. The Administrator may, in its sole discretion, accelerate the date that performance units granted to any recipient are deemed to have been earned in whole or in part.
Stock Appreciation Rights. Stock appreciation rights may be granted in the form of either “related SARs” or “freestanding SARs”. A related SAR is granted to the holder of an option with respect to all or a portion of the shares of our Class A Common Stock subject to the related option, and a “freestanding SAR” is an SAR that is granted separately to an eligible individual.

Upon exercise, the holder of a SAR is entitled to receive consideration equal to the number of shares with respect to which the SAR is exercised multiplied by the excess, if any, of the fair market value of a share of our Class A Common Stock on the date of exercise of the SAR over the base price. The base price of a related SAR equals the exercise price of its related option. The base price of a freestanding SAR equals the fair market value of our Class A Common Stock on the date of grant of the SAR. The preceding exercise price restrictions do not apply to certain SARs assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations.
Payment to the SAR holder may be made in cash, shares of Class A Common Stock (valued at fair market value on the date of the SAR exercise) or a combination of cash and shares of Class A Common Stock, as determined by the Administrator.
Related SARs are exercisable only when their related options are exercisable. A SAR may be granted in tandem with a nonqualified option at any time before the option is completely exercised, terminated, expired or canceled. A SAR may be granted in tandem with an incentive option only at the time of the grant of the option. The exercise of a related SAR precludes the exercise of the related option, and vice versa.
SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. They may not be exercised more than 10 years after the date of grant, or such shorter period as may apply to the related options in the case of related SARs or as may be specified by the award agreement.
Phantom Stock Awards. Phantom stock awards are awards of a number of hypothetical share units, each with a value equal to the fair market value of one share of Class A Common Stock.
Upon vesting, the holder of phantom share units is entitled to receive consideration equal to the number of units multiplied by the fair market value of a share of our Class A Common Stock on the date of exercise. Payment may be made, in the discretion of the Administrator, in cash or in shares of our common stock valued at fair market value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. Payments may be made in a lump sum or upon such other terms consistent with the 2025 Plan and Section 409A of the Code as may be established by the Administrator.
The Administrator will determine the vesting conditions and other terms of each grant, subject to the terms of the 2025 Plan.
Other Cash-Based Awards and/or Stock-Based Awards. The Administrator has the authority to grant other cash-based and/or stock-based awards to eligible individuals. Other stock-based awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Class A Common Stock or awards for shares of our Class A Common Stock, including but not limited to other stock-based awards granted in lieu of bonus, salary or other compensation, other stock-based awards granted with vesting or performance conditions, and/or other stock-based awards granted without being subject to vesting or performance conditions (subject to the terms of the 2025 Plan). Subject to the provisions of the 2025 Plan, the Administrator will determine the number of shares of our Class A Common Stock, if any, to be awarded to an individual under (or otherwise related to) such other stock-based awards; whether such other stock-based awards will be settled in cash, shares of our Class A Common Stock or a combination of cash and shares of our Class A Common Stock; and the other terms and conditions of such awards. Other cash-based awards will be valued and settled in cash may be granted in lieu of bonus, salary or other compensation, may be granted with vesting or performance conditions and/or may be granted without being subject to vesting or performance conditions. Other cash-based awards will be subject to such other terms and conditions as may be established by the Administrator.
Dividends and Dividend Equivalent Rights. The Administrator may, in its sole discretion, provide that awards, other than Options and SARs, earn dividends or dividend equivalent rights (“dividend equivalents”); provided, however, that dividends and dividend equivalents on unearned or unvested awards will not be paid (even if accrued) unless and until the underlying award (or portion thereof) has been earned or vested. Such dividends or dividend equivalents may be paid currently or may be credited to an individual’s account. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of our common stock or share equivalents.
Change of Control

Under the terms of the 2025 Plan, the following provisions apply in the event of a change of control (except as otherwise required under Section 409A of the Code or provided in an award agreement):
To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award (or in which we are the ultimate parent corporation and do not continue the award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as awards outstanding under the 2025 Plan immediately prior to the change of control event, (A) all outstanding options and SARs will become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (B) any restrictions, including but not limited to the restricted period, performance period and/or performance factors or criteria applicable to any outstanding award other than options or SARs will be deemed to have been met, and such awards will be deemed vested and earned in full at the greater of actual or target.
In addition, if an award is substituted, assumed or continued as provided in the 2025 Plan, the award will become vested (and, in the case of options and SARs, exercisable) and any restrictions, including but not limited to the restricted period, performance period and/or performance factors or criteria applicable to any outstanding award other than options or SARs will be deemed to have been met, and such awards will be deemed vested and earned in full at the greater of actual or target, if the employment or service of the participant is terminated beginning six months before and ending one year after the date of the change of control (or such other period after a change of control as may be stated in a participant’s employment agreement, change in control agreement or similar agreement or arrangement, if applicable), but only if such termination of employment or service (A) is by the Company not for cause or (B) is by the participant for good reason. If the termination of employment or service precedes the change of control, the award will be settled as of the date of the change.
Further, and notwithstanding any other provision of the 2025 Plan to the contrary, and unless an individual award agreement expressly provides otherwise, in the event that a participant has entered into, or is a participant in, an employment agreement, change of control agreement or plan or similar agreement, plan or arrangement with the Company, the participant will be entitled to the greater of the benefits provided upon a change of control of the Company under the 2025 Plan or the respective employment agreement, change of control agreement or similar agreement, plan or arrangement, and such employment agreement, change of control agreement or similar agreement, plan or arrangement will not be construed to reduce in any way the benefits otherwise provided to a participant upon the occurrence of a Change of Control as defined in the 2025 Plan.
Transferability
Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, for no consideration in other circumstances consistent with Code Section 422 and related regulations. Nonqualified options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, for no consideration in other circumstances consistent with the registration provisions of the Securities Act of 1933, as amended. Restricted awards, SARs, performance awards, phantom stock awards and other cash-based and stock-based awards generally are not transferable other than transfers by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to an award until the award has vested and all other conditions established by the Administrator have been met.
Forfeiture and Recoupment
As noted above, the 2025 Plan authorizes the Administrator to require forfeiture and recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.
Certain United States Federal Income Tax Consequences
The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2025 Plan as they were in effect on the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to Volato Group. The provisions of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances. Tax laws are subject to change.

Incentive Options. Incentive options granted under the 2025 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant (a) does not dispose of shares received upon exercise of such option within the period ending at the later of one year after the date of exercise or two years after the date of grant, and (b) has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the exercise price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may experience an increase in their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code. We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option.
If the holding period requirements for incentive option treatment described above are met, upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the exercise price, and such amount will be treated as long-term capital gain or loss.
If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the disqualifying disposition as ordinary income to the extent of the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition of the stock minus the exercise price. Any gain in excess of these amounts may be treated as long-term or short-term capital gain, depending upon the participant’s holding period. In the year of disposition, we generally will be entitled to a corresponding income tax deduction equal to the ordinary income recognized by the participant, to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.
Nonqualified Options. For federal income tax purposes, the grant of a nonqualified option on the terms specified by the 2025 Plan should not result in taxable income to a participant or a tax deduction to us. The difference between the fair market value of the stock on the date of exercise and the exercise price will constitute taxable ordinary income to the participant on the date of exercise. We generally will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting. The participant’s basis in shares of common stock acquired upon exercise of an option will equal the exercise price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.
Stock Appreciation Rights. For federal income tax purposes, the grant of a SAR on the terms specified by the 2025 Plan should not result in taxable income to a participant or a tax deduction to us. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income, and we will generally be entitled to a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.
Restricted Stock Awards. The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to us for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture or the award becomes transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation, except that the participant may elect, within 30 days after the transfer of the shares and in accordance with the requirements of Section 83(b) of the Code, to include in his or her ordinary income as compensation at the time the restricted stock is awarded the fair market value of such shares at such time, less any amount paid for the shares. We generally will be entitled to an income tax deduction at time when the participant recognizes income and in the same amount, to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.
Restricted Stock Units, Performance Awards, Phantom Stock Awards, Other Cash-Based and Stock-Based Awards and Dividend Equivalents. The grant of a restricted stock unit, performance award, phantom stock award, other cash-based and stock-based awards or a dividend equivalent award on the terms specified by the 2025 Plan should not result in taxable income to the participant or a tax deduction to us for federal income tax purposes. Upon the settlement of the award, the participant will recognize taxable income equal to any cash and the fair market value of any stock received in settlement of the award. We generally will be entitled to a corresponding income tax deduction equal to the ordinary income recognized by the participant to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.
Code Section 409A. Awards granted under the 2025 Plan may be subject to Code Section 409A and related regulations and other guidance. Code Section 409A imposes certain requirements on unfunded, nonqualified deferred compensation plans. If Code Section 409A applies to the 2025 Plan or any award, and the 2025 Plan and the award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of noncompliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. In subsequent years, the participant will have ordinary income equal to any increase in the value of the award to the extent that the award is then vested. In addition to ordinary income tax, the participant will be subject to an additional income tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. We do not undertake to have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.
Tax Withholding
Generally, a participant will be required to pay us in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by us to such authority for the account of the recipient. Alternatively, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to an award, by electing to deliver to Volato Group shares of common stock held by the participant that are fully vested and not subject to any pledge or other security interest or to have Volato Group withhold shares of our Class A Common Stock from the shares to which the recipient is otherwise entitled. Under the 2025 Plan, the number of shares to be withheld or delivered will have a fair market value (as determined pursuant to the 2025 Plan) as of the date that the amount of tax to be withheld is determined as nearly as equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with applicable laws, rules and regulations and applicable accounting principles), the amount of such obligations being satisfied.
Plan Benefits
No awards will be granted under the 2025 Plan unless it is approved by our stockholders. The selection of individuals who will receive awards under the 2025 Plan, if stockholders approve the 2025 Plan, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants. In 2022, Volato granted awards under its existing 2021 Plan to our named executive officers, non-employee directors and other eligible employees. In 2024 and 2025, Volato granted awards under its existing 2023 Plan to our named executive officers, non-employee directors and other eligible employees. These awards are described under the section titled "Executive Officer and Director Compensation" in this proxy statement.
Vote Required for Approval
If you do not submit a proxy or voting instructions, do not attend the Annual Meeting virtually or by proxy and your shares are not otherwise voted at the Annual Meeting, your failure to do will have no effect on the Stock Incentive Plan Proposal. Abstentions with respect to the Stock Incentive Plan Proposal will have the same effect as a vote “AGAINST” the Stock Incentive Plan Proposal.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2025 STOCK INCENTIVE PLAN PROPOSAL.

PROPOSAL 3: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Elliott Davis, LLC ("Elliott Davis"), independent registered public accounting firm, has been selected by the Audit Committee as auditors for the Company for the fiscal year ending December 31, 2025.
Elliott Davis has served as the independent registered public accounting firm for Volato since 2025. Rose, Snyder, Jacobs LLP served as the independent registered public accounting firm for the Company in 2024. A representative of Elliott Davis is expected to attend the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.
The Company’s organizational documents do not require that the stockholders ratify the selection of Elliott Davis as the Company’s independent registered public accounting firm. The Company requests such ratification as a matter of good corporate practice. The selection of Elliott Davis as our independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions and broker non-votes will have no effect on the ratification. If the stockholders do not ratify the selection, the audit committee will reconsider whether to retain Elliott Davis, but still may retain this firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Changes in Registrant’s Certifying Accountant
On April 2, 2025, the Audit Committee approved the engagement of Elliott Davis as Volato Group’s independent registered public accounting firm to audit Volato Group’s consolidated financial statements as of and for the period ending December 31, 2025. Accordingly, Rose, Snyder, Jacobs LLP ("RSJ"), our prior independent registered public accounting firm was informed on April 2, 2025 that it would be replaced by Elliott Davis, LLC as Volato Group’s independent registered public accounting firm, effective as of that date.
The report of RSJ on the financial statements of Volato Group as of December 31, 2024 and 2023 contains an explanatory paragraph relating to substantial doubt about the ability of Volato Group to continue as a going concern. The Company has incurred significant operating losses and negative cash flows from operations, during the year ended December 31, 2024, and has limited positive working capital on December 31, 2024. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
During the period from December 7, 2023 through December 31, 2024, and subsequent interim periods through April 2, 2025, there were no disagreements between Volato Group and RSJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSJ, would have caused RSJ to make reference to the subject matter of the disagreement in connection with its report covering such period.

During the period from December 7, 2023 through December 31, 2024, and subsequent interim periods through April 2, 2025, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act (“Regulation S-K”)).
During the period from December 7, 2023 through December 31, 2024, and subsequent interim periods through April 2, 2025, the date the Audit Committee approved the engagement of Elliott Davis as Volato Group’s independent registered public accounting firm, neither Volato Group nor anyone on Volato Group’s behalf consulted with Eliott Davis regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Volato Group, and no written report or oral advice was provided to Volato Group by Elliott Davis that Elliott Davis concluded was an important factor considered by Volato Group in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Independent Registered Public Accounting Firm Fees

The following is a summary and description of aggregate fees agreed to be paid by the Company for professional services rendered by Rose, Snyder & Jacobs LLP for the fiscal years ended December 31, 2024 and 2023:

	2024 ($)	2023 ($)
Audit Fees	$248,000	$250,000
Audit-Related Fees(1)	112,200	75,900
Tax Fees	—	—
All Other Fees	—	—
Total	$360,200	$325,900
(1) Audit-Related Fees - for fiscal year 2024, this category includes fees for services related to securities offerings, including consents and comfort letters. For fiscal year 2023, this category consists of fees for due diligence services in connection with an acquisition.
All audit fees relating to the audit for the fiscal years ended December 31, 2024 and 2023 were approved in advance by the audit committee. All audit and non-audit services to be provided by our independent auditors were, and will continue to be, pre-approved by the audit committee.
The audit committee has considered the nature and amount of fees billed by Rose, Snyder & Jacobs LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining their independence.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent auditors (the “Policy”) prior to the engagement of the independent auditors with respect to such services. Under the Policy, proposed services may be pre-approved on a periodic basis or individual engagements may be separately approved by the Audit Committee prior to the services being performed. In each case, the Audit Committee considers whether the provision of such services would impair the independent auditor’s independence. All services provided by our independent auditors in fiscal 2024 and 2023 were pre-approved by the Audit Committee.
Voting Requirement to Approve Proposal
For Proposal 3, a majority of the votes properly cast is required to ratify the appointment of Elliott Davis as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions and broker non-votes, if any, will have no impact on the outcome of this vote. Stockholder ratification of the Audit Committee’s selection of Elliott Davis as our independent registered public accounting firm for the year ending December 31, 2025 is not required by our bylaws, or otherwise. Nonetheless, the Board has elected to submit the selection of Elliott Davis to our stockholders for ratification. If the selection of Elliott Davis as our independent registered public accounting firm for the year ending December 31, 2025 is not ratified, the matter will be referred to the Audit Committee for further review.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR"
THE RATIFICATION OF THE SELECTION OF ELLIOTT DAVIS, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

PROPOSAL 4: ADJOURNMENT PROPOSAL

The Board believes that, if the number of votes cast in favor of the previous proposals is insufficient to approve such proposals, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve such proposal.

The Board is asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the proposal.
Required Vote
Approval of the adjournment of the Annual Meeting requires the affirmative vote of a majority of votes cast on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board is providing this report to enable stockholders to understand how it monitors and oversees the Company’s financial reporting process. The Audit Committee consists of two directors, each of whom are independent in accordance with the criteria of independence set forth in Section 301(3)(B) of the Sarbanes-Oxley Act of 2002 and operates pursuant to an Audit Committee charter that is reviewed annually by the Audit Committee and updated as appropriate. The Audit Committee charter is available on our web site at https://ir.flyvolato.com/corporate-governance/board-committees under the “Investor Relations” section. At the time of the filing of our Annual Report on Form 10-K for the year ended December 31, 2024, Mr. Nichols and Mr. Burger were the members of our Audit Committee.
Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
This report confirms that the Audit Committee: (i) reviewed and discussed the audited financial statements for the year ended December 31, 2024 with management and the Company’s independent public accountants; (ii) discussed with the Company’s independent public accountants the matters required to be discussed by the applicable requirements of the Public Accounting Oversight Board and the Securities and Exchange Commission; (iii) received and reviewed the written disclosures and letter from the Company’s independent public accountants as required by the Public Company Accounting Oversight Board regarding the independent accountants’ independence; and (iv) discussed with the Company’s independent public accountants their independence from the Company.
The Audit Committee of the Board considered whether the provision of non-audit professional services rendered by Rose, Snyder & Jacobs LLP, as discussed above and disclosed elsewhere in this Proxy Statement, is compatible with maintaining their independence.
Based upon the above review and discussions, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE

Michael D. Nichols, Acting Chair

Christopher Burger

STOCKHOLDER PROPOSALS

We anticipate that the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”) will be held on or about July 21, 2026. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8), stockholder proposals intended to be included in our proxy statement for the 2026 Annual Meeting must be received by us prior to 120 days before the anniversary date of the mailing of the Company's proxy statement for the 2025 annual meeting, in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2026 Annual Meeting. If the date of the 2026 Annual Meeting is changed by more than 30 days from July 21, 2026, the deadline will be a reasonable time before we print and mail our proxy materials. However, we are not required to include in our proxy statement and form of proxy for the 2026 Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received.
Under our bylaws, in order for any stockholder proposal that is not included in the proxy statement and form of proxy disseminated by the Company to be brought before the 2026 Annual Meeting, such proposal must be received by the Corporate Secretary at our principal executive offices at 1954 Airport Road, Suite 124, Chamblee, GA 30341 not less than 90 days nor more than 120 days before the 2026 Annual Meeting; however, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which the first public announcement of the date of such annual meeting is made by the Company. Therefore, unless the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the anniversary of the Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary no earlier than March 23, 2026 and no later than the close of business on April 22, 2026. The notice must contain certain information as to the proposal and the stockholder. If a timely proposal is received, the Board may exercise any discretionary authority granted by the proxies to be solicited on behalf of the Board in connection with such proposal at the 2026 Annual Meeting.
In addition, in order to comply with universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2026 Annual Meeting must provide notice to the Company that is postmarked or transmitted electronically no later than the date that is 60 days prior to the one-year anniversary of the 2025 Annual Meeting, or May 22, 2026; provided, however, that if the date of the 2025 Annual Meeting changes by more than 30 days from the previous year’s annual meeting date, then notice must be provided by the later of 60 days before the date of the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Such notice must set forth, as to each matter the stockholder proposes to bring before the 2026 Annual Meeting, the information specified in the Company’s bylaws and, to the extent applicable, required by Rule 14a-19 under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You may also access any document we file with the SEC on our website at https://flyvolato.com/ under the “Investor Relations” menu.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated June 6, 2025. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

Our proxy materials, including our 2024 Annual Report, as filed with the SEC, are accessible free of charge on our website at www.flyvolato.com under the “Investors Relations” menu. We will provide without charge upon written or oral request, paper copies of our proxy materials, including our 2024 Annual Report. Requests for such copies should be addressed to:

Volato Group, Inc.
1954 Airport Road, Suite 124
Chamblee, Georgia 30341
844-399-8998
Attention: Corporate Secretary

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our Proxy Materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our Proxy Materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Volato Group, Inc., 1954 Airport Road, Suite 124, Chamblee, Georgia 30341, 844-399-8998, Attention: Corporate Secretary. We will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact our Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notices and annual reports in the future. If you are receiving multiple copies of our annual reports, notices and proxy statements, you may request householding in the future by contacting our Corporate Secretary.

OTHER BUSINESS

The board of directors knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

APPENDIX A - VOLATO GROUP, INC 2025 STOCK INCENTIVE PLAN

VOLATO GROUP, INC.
2025 STOCK INCENTIVE PLAN

(1.Definitions

In addition to other terms defined herein or in an Award Agreement, the following terms shall have the meanings given below:

(1)Administrator means the Board and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(2)Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.

(3)Applicable Law means any applicable laws, rules or regulations (or similar guidance), including but not limited to the General Corporation Law of the State of Delaware, the Securities Act, the Exchange Act, the Code and the listing or other rules of any applicable stock exchange. References to applicable laws, rules and regulations, including references to any sections or other provisions of applicable laws, rules and regulations, shall also refer to any successor provisions thereto unless the Administrator determines otherwise.

(4)Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or a Nonqualified Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Stock Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; an Other Cash-Based Award; an Other Stock-Based Award; a Dividend Equivalent Award; and/or any other award granted under the Plan.

(5)Award Agreement means an award agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock or any other benefit underlying an Award, as may be established by the Administrator.

(6)Base Price means the price assigned to a Stock Appreciation Right on the date of grant.

(7)Board or Board of Directors means the Board of Directors of the Company.

(8)Cause means, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under the Participant’s employment, change in control, consulting or other agreement or arrangement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Cause”), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) failure to perform his or her duties for the Company or an Affiliate; (C) engaging in fraudulent conduct or conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company; or (D) material breach of any confidentiality, non-solicitation, non-competition or other similar covenant applicable to the Participant. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall also be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and     circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

(9)A Change of Control shall (except as may be otherwise required for compliance with Code Section 409A) be deemed to have occurred on the earliest of the following dates:

(1)The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting stock;

(2)The date of the consummation of (A) a merger, consolidation, recapitalization or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock or other voting securities immediately prior to the transaction have voting control over less than fifty percent (50%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company;

(3)The date there shall have been a change in a majority of the Board within a 12 - month period unless the nomination for election by the Company’s stockholders or the appointment of each new Director (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) was approved by the vote of two-thirds or more of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12- month period; or

(4)The date on which the stockholders of the Company approve of a complete liquidation or dissolution of the Company to the extent that stockholder approval is required by Applicable Law.

(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

For the purposes of clarity, a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect.

Notwithstanding the preceding provisions of Section 1(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change of Control may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

The Administrator shall have full and final authority, in its discretion (subject to any Code Section 409A considerations), to determine whether a Change of Control of the Company has occurred, the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(10)Code means the Internal Revenue Code of 1986, as amended, or any successor thereto. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.
(11)Committee means the Compensation Committee of the Board (or a subcommittee thereof), or other committee of the Board to which the Board has delegated power to act under or pursuant to the provisions of the Plan. For clarity, the term “Committee” includes the Board (or subcommittee of the Committee or other committee of the Board) if exercising the authority of the Committee under the Plan.

(12)Common Stock means the Class A common stock of Volato Group, Inc., $0.0001 par value, or any successor securities thereto.

(13)Company means Volato Group, Inc., a Delaware corporation, together with any successor thereto. In the Administrator’s discretion, the term “Company” may also refer to the Company and any or all of its Affiliates.

(14)Director means a member of the Board or of the board of directors of an Affiliate.

(15)Disability means (except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations) or otherwise defined in a Participant’s Award Agreement or any employment, change in control, consulting or other agreement or arrangement to which the Participant is a party) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have authority to determine if a Disability has occurred.

(16)Dividend Equivalent Award means a right granted to a Participant pursuant to Section 13 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(17)Effective Date means the effective date of the Plan, as provided in Section 4.

(18)Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

(19)Exchange Act means the Securities Exchange Act of 1934, as amended.

(20)Fair Market Value per share of the Common Stock shall be established by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on The NASDAQ Stock Market (“Nasdaq”), the New York Stock Exchange, Inc. (the “NYSE”) or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on Nasdaq, the NYSE or other principal stock exchange on which such securities are listed on the date an Award is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on Nasdaq, the NYSE or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

(21)Freestanding SAR means a Stock Appreciation Right that is not granted in tandem with an Option, as provided in Section 8.

(22)Good Reason means, unless the Administrator determines otherwise, in the context of a Change of Control, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Good Reason” as defined under the Participant’s employment, change in control, consulting or other agreement or arrangement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any agreement (or, if any such agreement does not define “Good Reason”), then, a Participant’s termination shall be for “Good Reason” if termination results from any of the following without the Participant’s consent: (A) a material reduction in the Participant’s base salary as in effect immediately prior to the date of the Change of Control, or (B) the assignment to the Participant of duties or responsibilities materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect immediately prior to the Change of Control. Notwithstanding the foregoing, with respect to Directors, unless the Administrator determines otherwise, a Director’s termination from service on the Board shall be for “Good Reason” if the Participant ceases to serve as a Director or, if the Company is not the surviving company in the Change of Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board or the board of directors of the surviving entity, as the case may be. In the context other than a Change of Control, “Good Reason” shall have the meaning given in a Participant’s Award Agreement or employment, change in control, consulting or other agreement or arrangement with the Company or an Affiliate, as applicable. An event or condition that would otherwise constitute “Good Reason” shall constitute Good Reason only if the Company fails to rescind or cure such event or condition within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for any event or condition described herein on the 60th day following the later of the occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date. The determination of “Good Reason” shall be made by the Administrator and its determination shall be final and conclusive.

(23)Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(24)Independent Contractor means an individual, other than an Employee, who provides services to the Company or an Affiliate (other than capital-raising services) as an independent contractor, consultant or advisor.

(25)Nonqualified Option means an Option granted under Section 7 that is not intended to qualify (or does not qualify) as an incentive stock option under Code Section 422.

(26)Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Option Price and subject to such terms and conditions as may be set forth in the Plan or an Award Agreement or established by the Administrator.

(aa)    Option Period means the term of an Option, as provided in Section 7(d).

(bb)    Option Price means the price at which an Option may be exercised, as provided in Section
7(b).
(cc) Other Cash-Based Award means a right granted to a Participant under Section 12 that is payable in cash and subject to the terms of the Plan and the terms and conditions established by the Administrator.

(dd) Other Stock-Based Award means a right granted to a Participant under Section 12 that relates to or is valued by reference to shares of Common Stock or other Awards relating to shares of Common Stock and subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ee) Parent means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e) (or any successor section thereto).

(ff) Participant means an individual who is an Employee employed by, or a Director or Independent Contractor providing services to, the Company or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(gg) Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

(hh) Performance Measures mean one or more performance factors or criteria which may be established by the Administrator with respect to an Award. Performance Measures may be based on such corporate, business unit or division and/or individual performance or other factors or criteria, whether objective or subjective, as the Administrator in its discretion may deem appropriate. Such criteria may relate to the Company, one or more of its Affiliates or one or more of its divisions, departments, units, segments, partnerships, joint ventures or minority investments, facilities, product lines or products or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, and/or relative to one or more peer group companies or indices, or any combination thereof.

(ii) Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive, in the form of shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the

Administrator), value equal to the value of the reference shares, subject to the terms of the Plan and the terms and conditions established by the Administrator.

(jj) Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(kk) Phantom Stock Award means an Award granted under Section 11 entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator) following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(ll)    Plan means the Volato Group, Inc. 2025 Stock Incentive Plan, as it may be amended and/or restated.

(mm)    Prior Plan means the Volato, Inc. (formerly, Aerago, Inc.) 2021 Equity Incentive Plan, as amended and/or restated and the Volato Group, Inc. 2023 Incentive Plan, as it may be amended and/or restated.
(nn) Related SAR means a Stock Appreciation Right that is granted in tandem with a particular Option, as provided in Section 8, and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

(oo) Restricted Award means a Restricted Stock Award or a Restricted Stock Unit Award, as provided in Section 9.

(pp) Restricted Stock Award means an Award of shares of Common Stock granted to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable or free of any substantial risk of forfeiture.

(qq) Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 will be settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit represents the promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any terms and conditions established by the Administrator.

(rr) Retirement means (except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations) or otherwise defined in a Participant’s Award Agreement, employment agreement, change in control agreement, consulting agreement or other similar agreement to which the Participant is a party) retirement in accordance with the retirement policies and procedures established by the Company. The Administrator shall have authority to determine if a Retirement has occurred.

(ss)    Securities Act means the Securities Act of 1933, as amended.

(tt) Stock Appreciation Right or SAR means an Award granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Base Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(uu) Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f) (or any successor section thereto).

(vv) Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator (taking into account any Code Section 409A considerations).

(2.Purpose

The purposes of the Plan are to encourage and enable selected Employees, Directors and Independent Contractors of the Company and its Affiliates to acquire or to increase their holdings of Common Stock and other equity-based interests in the Company and to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and its stockholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants.

(3.Administration of the Plan

(1)The Plan shall be administered by the Board or, upon its delegation, by the Committee (or a subcommittee thereof). To the extent required under Rule 16b-3 adopted under the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required.

(2)Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority to (i) determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) establish, amend and rescind rules and regulations for the administration of the Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement; and (v) construe and interpret the Plan, Awards and Award Agreements made under the Plan, interpret rules and regulations for administering the Plan and make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall have the authority to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Employees, Directors or Independent Contractors under any other compensation plan, program or arrangement of the Company or any Affiliate. The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner and to the fullest extent provided in the Company’s certificate of incorporation or bylaws or pursuant to Applicable Law.

(3)The Administrator may adjust or modify Performance Measures or other performance factors or criteria or terms or conditions of Awards due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable Law, accounting principles or business conditions, in each case as determined by the Administrator. By way of example but not limitation, the Administrator may provide with respect to any Award that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including circumstances or events such as the following: (i) asset write-downs or impairment charges; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting standards or principles or other laws or regulatory rules; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in then-current accounting principles; (vi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders; (vii) acquisitions or divestitures; (viii) a change in the Company’s fiscal year; (ix) foreign exchange gains and losses; or (x) any other unusual or infrequent events.

(4)Notwithstanding the other provisions of Section 3, the Board may expressly delegate to one or more officers of the Company or a special committee consisting of one or more directors who are also officers of the Company the authority, within specified limits, to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that the granting of Awards may not be delegated under this Section (3)(d) if the Participant to whom the Award is granted is deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act and the grant would not satisfy the requirements of that section. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(d) to an officer(s) and/or a special committee, references to the “Administrator” shall include references to such officer(s) and/or special committee, subject, however, to the requirements of the Plan, Rule 16b-3 and other Applicable Law.

(5)Notwithstanding the provisions of Section 3(b) herein, Awards granted under the Plan (other than cash-based awards) shall be subject to a minimum vesting (or earning) (collectively, “vesting”) period of one year; provided, however, that (i) the Administrator may provide for acceleration of vesting and/or exercisability of all or a portion of an Award in its discretion, including but not limited to in cases of a Participant's death, Disability or Retirement, or (to the extent provided pursuant to Section 14 herein) upon the occurrence of a Change of Control of the Company; (ii) the Administrator may provide for the grant of Awards to Participants without a minimum vesting period or with a shorter minimum vesting period, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 5(a) herein, upon such terms and conditions as the Administrator shall determine; (iii) the Administrator also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions, Awards that are granted as an inducement to be employed by the Company or an Affiliate or to replace forfeited awards from a former employer, or Awards that are granted in exchange for forgone cash compensation; and (iv) with respect to Awards granted to non-employee Directors, the minimum vesting period shall be the period commencing with the date on which such non-employee Director is elected to appointed to the Board and ending on the earlier to occur of (X) the one-year anniversary of the grant date of such Award or (Y) the date of the next annual meeting following such non-employee Director’s election or appointment to the Board, so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks.

(4.Effective Date

The Effective Date of the Plan is August 1, 2025 (the “Effective Date”). Awards may be granted on or after the Effective Date, but no Awards may be granted after August 1, 2035.

Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 16(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

(5.Shares of Stock Subject to the Plan; Award Limitations

(1)Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed 415,584 shares, which shall be automatically increased, so long as the Company has a sufficient number of authorized shares of Common Stock, on January 1, 2026 and on each January 1 thereafter by the number of shares equal to five percent (5%) of total issued and outstanding shares of Common Stock on the immediately preceding December 31, unless a lesser number of Common Shares is approved by the Administrator. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder. If the Plan is approved, no further awards shall be granted under the Prior Plan on or after the Effective Date, although Prior Plan awards that are outstanding as of such date shall continue in accordance with their terms.

(2)Share Adjustment for Acquisitions: If during the term of the Plan, the Company closes a transaction (whether by way of a merger, asset acquisition, a stock purchase or similar) in which it acquires substantially all of the assets of a company, a controlling interest in that company, or that transaction otherwise equates to a change of control of the Company or the counterparty, and the Company issues Common Shares and/or securities convertible into Common Shares as consideration at the closing of that transaction (any such Common Shares, together with Common Shares issued upon conversion of any convertible securities, the “Consideration Shares”), the shares of Common Stock which may be issued under the Plan shall automatically increase by a number of shares of Common Stock equal to 20% of the Consideration Shares.

(3)Additional Share Counting Provisions: The following provisions shall apply with respect to the share limitations of Section 5(a):

(1)To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any such unissued or forfeited shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(2)Awards settled in cash shall not be counted against the share limitations stated in Section 5(a) herein.

(3)Dividends, including dividends paid in shares, or dividend equivalents paid in connection with outstanding Awards, will not be counted towards the share limitations in Section 5(a).

(4)Except as provided in Paragraph (vi), to the extent any shares are withheld or used to satisfy any tax withholding requirements in connection with the vesting or earning of an Award in accordance with the terms of the Plan, such shares will not be counted towards the share limitations in Section 5(a).

(5)Except as provided in Paragraph (vi), to the extent that the full number of shares subject to an Award is not issued for any reason, including by reason of failure to achieve maximum performance factors or criteria, only the number of shares issued and delivered shall be considered for purposes of determining the number of shares remaining available for issuance pursuant to Awards granted under the Plan.

(6)The following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (A) shares withheld or delivered to satisfy the tax withholding requirements for an Option or SAR and shares withheld or delivered to pay the exercise price related to an Option or SAR; (B) shares not issued or delivered as a result of the net settlement of an Option or SAR; and (C) shares repurchased on the open market with the proceeds of the Option Price of an Option.

(7)Further, (A) shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan, and (B) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of shares available under the Plan, subject, in the case of both (A) and (B) herein, to applicable stock exchange listing requirements.
1 Number reflects 20% of the post-merger capitalization as approved by the stockholders.
2

(4)Adjustments; Right to Issue Additional Securities: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation, recapitalization or reorganization involving the Company, or if the Board declares a stock dividend, stock split distributable in shares of Common Stock or reverse stock split, other distribution (other than an ordinary or regular cash dividend) or combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number and class of securities available under the Plan, the terms of each outstanding Award (including the number and class and type of securities subject to each outstanding Award and the Option Price, Base Price or purchase price per share, if applicable for such Award) shall be appropriately adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities (including but not limited to the issuance of other options or other derivative securities, warrants, additional shares or classes of Common Stock, preferred stock and/or other convertible securities).

(6.Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(1)The individual is (i) an Employee, (ii) a Director or (iii) an Independent Contractor.

(2)With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under this Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him or her under Code Section 424(d).

(3)With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Law (including, to the extent necessary, the federal securities laws registration provisions, Code Section 409A and Code Section 424(a)).

(4)The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

(7.Options

(1)Grant of Options: Subject to the limitations of the Plan, the Administrator may in its discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may be granted only to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(2)Option Price: The Option Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value, if any, per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

(3)Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such later date as may be established by the Administrator in accordance with Applicable Law.

(4)Option Period and Limitations on the Right to Exercise Options:

(1)The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(2)An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(1)By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;

(2)By shares of Common Stock withheld upon exercise;

(3)By delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price;

(4)By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; or

(5)By any combination of the foregoing methods.

Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee.

(3)The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service. Subject to Plan terms, the Administrator also shall have authority, in its sole discretion (taking into account any Code Section 409A considerations), to accelerate the date for exercising all or any part of an Option which was not otherwise vested and exercisable, extend the period during which an Option may be exercised, modify the other terms and conditions of exercise, or any combination of the foregoing.

(5)Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(6)Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limitation on the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein.

(7)Nontransferability of Options: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession or, in the Administrator’s discretion, such transfers (for no consideration) as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or Treas. Reg. Section 1.421-2(c) or any successor provisions thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers (for no consideration) if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option shall be exercisable during the Participant’s lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

(8.Stock Appreciation Rights

(1)Grant of Stock Appreciation Rights: Subject to the limitations of the Plan, the Administrator may in its discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option with respect to all or a portion of the shares of Common Stock subject to the Related

Option or may be granted separately to an eligible individual. The Base Price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a Base Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). An SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such later date as may be established by the Administrator in accordance with Applicable Law.

(2)Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Base Price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(3)Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(4)Exercise of SARs:

(1)Subject to the terms of the Plan, SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option (the “SAR Period”). Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(2)SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.

(3)The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service. Subject to Plan terms, the Administrator also may, in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an SAR which was not otherwise exercisable on the Termination Date, extend the period during which an SAR may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

(5)Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Base Price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of an SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator or provided in the Award Agreement.

(6)Nontransferability: Unless the Administrator determines otherwise, SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers (for no consideration) if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, SARs may be exercised during the Participant’s lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

(9.Restricted Awards

(1)Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its discretion grant Restricted Awards to such individuals, for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards or Restricted Stock Units. The Award Agreement shall specify (i) in the case of Restricted Stock Awards, the Award’s vesting conditions, the payment, if any, required from the Participant as a condition to the grant of the Award and any restrictions on the Participant’s right to make an election under Code Section 83(b), and (ii) in the case of Restricted Stock Units, the date on which, or the event on the occurrence of which, the Common Stock subject to the Award will be transferred to the Participant and any vesting conditions applicable to the Award. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, as determined by the Administrator.

(2)Vesting of Restricted Awards: The vesting conditions for a Restricted Award shall be determined by the Administrator and may include, but are not limited to, attainment of performance objectives, continued service or employment for a specified period of time, a combination of attainment of performance objectives and continued service or other conditions (such as the period within which such conditions must be met, the “Restricted Period”). In the case of Restricted Awards based upon performance factors or criteria, or a combination of performance factors or criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards. Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. Subject to Plan terms, the Administrator, in its sole discretion, may (subject to any Code Section 409A considerations) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.

(3)Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(4)Share Certificates; Escrow: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award is granted. Notwithstanding the foregoing, the Administrator may require that the Participant (i) deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture. Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and is distributable.

(5)Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers (for no consideration) by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

(10.Performance Awards

(1)Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares or Performance Units. An Award of Performance Share is a grant of a right to receive a number of shares of Common Stock as determined by the Administrator, the cash value thereof, or a combination thereof (in the Administrator’s discretion or as specified in the Award Agreement), which is contingent upon the achievement of performance or other objectives during a specified period. An Award of a Performance Unit is a grant of a right to receive a designated dollar value as determined by the Administrator in the form of Common Stock, cash or a combination thereof, which is contingent upon the achievement of performance or other objectives during a specified period. The Administrator shall have discretion to determine the number of Performance Units and/or Performance Shares granted to any Participant. Subject to Plan terms, the Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to attainment of performance objectives, continued service or employment for a certain period of time, or any other conditions. The Administrator shall determine the Performance Measures applicable to Performance Awards.

(2)Earning of Performance Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of this Section 10. Subject to Plan terms, the Administrator, in its sole discretion, may (subject to any Code Section 409A considerations) accelerate the date that any Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(3)Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(4)Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and the Participant has not earned and vested in all or part of a Performance Award pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then earned and vested, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(5)Nontransferability: Unless the Administrator determines otherwise, Performance Awards which have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers (for no consideration) by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares or any other benefit subject to the Award until the Performance Period has expired and the conditions to earning the Award have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

(11.Phantom Stock Awards

(1)Grant of Phantom Stock Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Phantom Stock Awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with a value equal to the Fair Market Value of a share of Common Stock.

(2)Vesting of Phantom Stock Awards: The vesting conditions for a Phantom Stock Award shall be determined by the Administrator and may include, but are not limited to, attainment of performance objectives, continued service or employment for a specified period of time, a combination of attainment of performance objectives and continued service or other conditions. In the case of Phantom Stock Awards based upon performance factors or criteria, or a combination of performance factors or criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Awards. Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards. Subject to Plan terms, the Administrator, in its sole discretion, may (subject to any Code Section 409A considerations) accelerate the date that any Phantom Stock Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(3)Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(4)Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable. Payment may be made, as determined in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(5)Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers (for no consideration) by will or the laws of intestate succession and (ii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

(12.Other Cash-Based Awards and Other Stock-Based Awards

The Administrator shall have the authority to grant Other Cash-Based Awards and Other Stock-Based Awards to one or more eligible individuals. Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary or other compensation, Other stock- Based Awards granted with vesting or performance conditions, or Other Stock-Based Awards granted without vesting or performance conditions. Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock, if any, to be awarded to a Participant under (or otherwise related to) such Other Stock- Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; and the other terms and conditions of such Awards. Other Cash-Based Awards shall be valued and settled in cash, may be granted in lieu of bonus, salary or other compensation, may be granted with vesting or performance conditions and/or may be granted without being subject to vesting or performance conditions. Other Cash-Based Awards shall be subject to such other terms and conditions as may be established by the Administrator. Unless the Administrator determines otherwise, (i) Other Cash-Based Awards and Other Stock-Based Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers (for no consideration) by will or the laws of intestate succession, and (ii) shares of Common Stock (if any) subject to an Other Stock-Based Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Other Stock-Based Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

(13.Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards other than Options and Stock Appreciation Rights will be credited with dividends or dividend equivalent rights; provided, however, that dividends and dividend equivalent rights (whether paid in cash or shares of Common Stock) on unearned or unvested Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and been earned. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalents related to an Award shall be structured in a manner intended to be exempt from, or to comply with, Code Section 409A.

(14.Change of Control

(1)General: Notwithstanding any other provision in the Plan to the contrary, and except as otherwise provided in Section 14(b), the following provisions shall apply in the event of a Change of Control (except to the extent, if any, otherwise required under Code Section 409A or provided in an Award Agreement):

(1)To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as Awards outstanding under the Plan immediately prior to the Change of Control event, (A) all outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (B) any restrictions, including but not limited to the Restricted Period, Performance Period and/or performance or other factors or criteria applicable to any outstanding Award (other than Options or Stock Appreciation Rights) shall be deemed to have been met, and such Awards shall be deemed vested and earned in full at the greater of actual or target.

(2)Further, if an Award is substituted, assumed or continued as provided in Section 14(a)(i) herein, the Award will nonetheless become vested (and, in the case of Options and SARs, exercisable) and any restrictions, including but not limited to the Restricted Period, Performance Period and/or performance factors or criteria applicable to any outstanding Award other than Options or SARs shall be deemed to have been met, and such Awards shall be deemed vested and earned in full at the greater of actual or target, if the employment or service of the Participant is terminated within six months before (in which case vesting shall not occur until the effective date of the Change of Control) or 12 months (or such other period after a Change of Control as may be stated in a Participant’s change in control agreement, employment agreement or similar agreement, if applicable) after the effective date of a Change of Control if such termination of employment or service (A) is by the Company not for Cause or (B) is by the Participant for Good Reason. For clarification, for the purposes of this Section 14, the “Company” shall include any successor to the Company.

(2)Effect of Employment Agreement, Change in Control Agreement or other Similar Arrangement: Notwithstanding any other provision of the Plan to the contrary, and unless an individual Award Agreement expressly provides otherwise, in the event that a Participant has entered into, or is a participant in, a change in control agreement or plan, employment agreement or similar agreement, plan or arrangement with the Company, the Participant shall be entitled to the greater of the benefits provided upon a change of control of the Company under this Plan or the respective change in control agreement, employment agreement or similar agreement, plan or arrangement, and such change in control agreement, employment agreement or similar agreement, plan or arrangement shall not be construed to reduce in any way the benefits otherwise provided to a Participant upon the occurrence of a Change of Control as defined in the Plan.

(15.Withholding

The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing to deliver to the Company shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) or to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

(16.Amendment and Termination of the Plan and Awards

(1)Amendment and Termination of Plan; Prohibition on Repricing: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by Applicable Law; and (ii) except for adjustments made pursuant to Section 5(d) or in connection with a Change of Control, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the Option Price or Base Price of such outstanding Options or SARs; (ii) exchange outstanding Options or SARs for cash, for Options or SARs with an Option Price or Base Price that is less than the Option Price or Base Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Option Price or Base Price, as the case may be, above the Fair Market Value of the Common Stock; or (iii) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.

(2)Amendment and Termination of Awards: The Administrator may amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Section 3(b) or Section 16(c)) such amendment, alteration, suspension or termination of an Award shall not, without the written consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

(3)Amendments to Comply with Applicable Law: Notwithstanding Section 16(a) and Section 16(b), the following provisions shall apply:

(1)The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).
(2)The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

(17.Restrictions on Awards and Shares; Compliance with Applicable Law

(1)General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of shares of Common Stock of the Company, and any employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non- solicitation agreements, non-disparagement agreements or other agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements and Applicable Law. The Administrator reserves the right to impose other requirements on an Award and the shares acquired upon vesting of the Award, to the extent the Administrator determines it is necessary or advisable for legal or administrative reasons, and to require a Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in the Plan, the Award Agreement and any other applicable agreements and Applicable Law.

(2)Compliance with Applicable Laws, Rules and Regulations: The Company may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

(18.No Right or Obligation of Continued Employment or Service or to Awards; Compliance with the Plan

Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as an Employee, Director or Independent Contractor, or to interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service. In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly. By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Administrator and shall be fully bound thereby. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(19.General Provisions

(1)Stockholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Awards and Section 13 regarding dividends and dividend equivalents), a Participant and his or her legal representative, legatees or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him, her or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, Phantom Stock Award or Other Stock-Based Award shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned.

(2)Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(3)Unfunded Plan; No Effect on Other Plans:

(1)The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(2)The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(3)Except as otherwise provided in the Plan, the adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.
(4)Governing Law: The Plan and Awards shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(5)Beneficiary Designation: The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(6)Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(7)Severability: If any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement, and the Plan or Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(8)Rules of Construction: Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.

(9)Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(10)Award Agreement: The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions and restrictions applicable to the Award and any may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock (or other benefits) subject to an Award, as may be established by the Administrator.

(11)Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.

(12)Uncertificated Shares: Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s certificate of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).

(13)Income and Other Taxes: Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any liability for, or any obligation to indemnify, gross up or otherwise hold any Participant harmless from, any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.

(14)Effect of Certain Changes in Status: Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

(15)Stockholder Approval: The Plan is subject to approval by the stockholders of the Company, which approval must occur, if at all, within twelve (12) months of the Effective Date. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date if and to the extent required under Applicable Law or so determined by the Administrator. Subsequent stockholder approval shall be obtained in the manner and to the degree required under Applicable Law.

(16)Deferrals: Subject to the provisions of this Section 19(p) and Section 20, the Administrator may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.

(17)Fractional Shares: Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash and/or Common Stock.

(18)Compliance with Recoupment, Ownership and Other Policies or Agreements: Notwithstanding anything in the Plan to the contrary, the Administrator may, at any time, consistent with, but without limiting, the authority granted in Section 3(b) herein, in its discretion provide that an Award, shares of Common Stock, cash or other benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Common Stock, cash or any other benefit under the Plan, the Administrator may, at any time, require that a Participant agree to abide by any equity retention policy, stock ownership guidelines, compensation recovery policy and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under Applicable Law.

(19)Attestation: Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Option Price of an Option or taxes relating to the exercise, vesting or earning of an Award by delivering shares of Common Stock, the Participant may, unless the Committee determines otherwise and subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares, in which case the Company shall treat the

Award as exercised, vested or earned without further payment and/or shall withhold such number of shares from the shares acquired by the exercise, vesting or earning of the Award, as appropriate.

(20)Plan Controls: Unless the Administrator determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in any Award Agreement, the applicable terms and provisions of the Plan will govern and prevail, and (ii) the terms of an Award Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if the Award Agreement provides that such Award Agreement terms apply notwithstanding the provisions to the contrary in the Plan.

(21)Electronic Delivery and Participation: The Company may, in its sole discretion, decide to deliver to and obtain a Participant’s acceptance of any documents related to an Award that may be granted under the Plan by electronic means or request such Participant’s consent to participate in the Plan by electronic means.

(20.Compliance with Code Section 409A

Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (with such distributions to be made during the seventh month following separation of service), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, the Company, the Administrator and its or their designees or agents shall not be liable to any Participant or other person for actions, decisions or determinations made in good faith.

APPENDIX B - FORM OF PROXY CARD

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 20, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SOAR2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 20, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75759-P35131 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOLATO GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Director.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominee:

01) Christopher Burger

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Approve the 2025 Stock Incentive Plan.	☐	☐	☐
3. Ratify the appointment of Elliott Davis, LLC as an independent registered public accounting firm for fiscal year ending December 31, 2025.	☐	☐	☐
4. Adjourn the annual meeting.	☐	☐	☐

NOTE: The proxies are authorized to vote on such other business as may properly come before meeting or any adjournment thereof.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

V75760-P35131

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VOLATO GROUP, INC.

The stockholder hereby appoints Matthew Liotta and Mark Heinen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of Volato Group, Inc. that the stockholder is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/SOAR2025 at 9:00 a.m., Eastern Time, on Monday, July 21, 2025 or any adjournment or postponement thereof, with all powers which the stockholder would possess if present at the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3 AS WELL AS IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)